  As filed with the Securities and Exchange Commission on December 21, 1995.


                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

                             (Amendment No. _____)


    Filed by the registrant  / X /


    Check the appropriate box:


    /__  /  Preliminary proxy statement

    / X /  Definitive proxy statement



           CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
               (Name of Registrant as Specified in Its Charter)


           CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):


    / X /   Fee paid previously with preliminary materials.

                     CONNECTICUT MUTUAL FINANCIAL SERVICES
                              SERIES FUND I, INC.

                                                           Hartford, Connecticut

                                                               December 18, 1995


Dear Fellow Shareholders:

    We are pleased to inform you that Connecticut Mutual Financial Services Series Fund I, Inc. (the "Company") will shortly become part of the family of mutual funds advised by Oppenheimer Management Corporation ("Oppenheimer"), an indirect subsidiary of Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"), subject to consummation of the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into Massachusetts Mutual and approval of the proposals described below. In view of the merger, we invite you to attend a Special Meeting of Shareholders of all series of the Company known as the Money Market Portfolio, the Income Portfolio, the
Government Securities Portfolio, the Total Return Portfolio, the Growth Portfolio, the International Equity Portfolio, the Life-
Span Capital Appreciation Portfolio, the LifeSpan Balanced Portfolio and the LifeSpan Diversified Income Portfolio to be held at 2:00 p.m. Eastern Time on Monday, January 22, 1996 at Connecticut Mutual Life Insurance Company, 878 Main Street (10 State House Square), Hartford, Connecticut.

    You will be asked at this Meeting to consider and approve the following proposals:

        - New Investment Advisory Agreements between the Company, on behalf of each Portfolio, and Oppenheimer.

        - New Investment Subadvisory Agreements among: Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the Capital Appreciation and Balanced Portfolio; Oppenheimer and BEA Associates with respect to each of the Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio; and Oppenheimer and Babson-Stewart Ivory International with respect to each of the Capital Appreciation Portfolio, Balanced Portfolio and International Portfolio.


        - The election of a new Board of Directors.



        - The ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.



        - The transaction of other business that may properly come before the Meeting.

WHAT DO THESE CHANGES MEAN TO YOU?

    It is anticipated that immediately subsequent to the merger, Massachusetts Mutual will become the nation's fifth largest mutual life insurance company.


    Your Portfolio's Board of Directors believes that Connecticut Mutual's combination with Massachusetts Mutual will make the further substantial resources of a respected mutual fund organization available to your Portfolio. The Board evaluated such factors as Oppenheimer's experience in providing various financial services to investment companies, its experience in the investment company business and its reputation, integrity, financial responsibility and stability. The Board received assurances from Oppenheimer that it is adequately capitalized to enable it to provide high quality investment management services. Oppenheimer's commitment has made it a widely recognized name in the mutual fund industry and its existing funds maintain a strong presence in the industry.


PROPOSALS HAVE BEEN APPROVED BY YOUR BOARD OF DIRECTORS

    All of the proposals have been reviewed by the Company's Board of Directors, who are charged with considering the best interests of the shareholders. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT YOU APPROVE, EACH PROPOSAL.

YOUR VOTE IS IMPORTANT!

    Please vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have provided a postage-paid envelope.

    If you have questions, please call your Customer Service Representative at 1-800-461-3743, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time.

                                 Sincerely,

                                 DONALD H. POND, JR.
                                 Chairman

           CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                               140 GARDEN STREET
                          HARTFORD, CONNECTICUT 06154

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          IN LIEU OF AN ANNUAL MEETING
                            ------------------------

                             MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                                INCOME PORTFOLIO
                             TOTAL RETURN PORTFOLIO
                                GROWTH PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                    LIFESPAN CAPITAL APPRECIATION PORTFOLIO
                          LIFESPAN BALANCED PORTFOLIO
                     LIFESPAN DIVERSIFIED INCOME PORTFOLIO

                          TO BE HELD JANUARY 22, 1996

    A Special Meeting of shareholders in lieu of an Annual Meeting of Connecticut Mutual Financial Services Series Fund I, Inc. (the "Company") (telephone 1-800-461-3743), on behalf of the nine series of the Company consisting of the following six series -- Money Market Portfolio, Government Securities Portfolio, Income Portfolio, Total Return Portfolio, Growth Portfolio and International Equity Portfolio; and three "LifeSpan Portfolios" -- LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio"), LifeSpan Balanced Portfolio ("Balanced Portfolio") and LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") (each, a "Portfolio" and together, the "Portfolios"), will be held at Connecticut Mutual Life Insurance Company, 878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:

(1)        To approve the  terms of new  investment advisory  agreements between  the  Company,  on  behalf  of  each  Portfolio,  and
           Oppenheimer  Management   Corporation  ("Oppenheimer"),   the
           proposed  investment  adviser  to  the  Portfolios.  FOR EACH
           PORTFOLIO VOTING SEPARATELY.
(2)        To approve the terms of new investment subadvisory agreements between:
      (a)  Oppenheimer and  Pilgrim,  Baxter  &  Associates,  Ltd.  with respect  to each  of the  Capital Appreciation  Portfolio and
           Balanced Portfolio.  FOR CAPITAL  APPRECIATION PORTFOLIO  AND
           BALANCED PORTFOLIO VOTING SEPARATELY.

      (b)  Oppenheimer  and BEA Associates  with respect to  each of the
           Capital  Appreciation  Portfolio,   Balanced  Portfolio   and
           Diversified   Income  Portfolio.   FOR  CAPITAL  APPRECIATION
           PORTFOLIO,  BALANCED   PORTFOLIO   AND   DIVERSIFIED   INCOME
           PORTFOLIO VOTING SEPARATELY.
      (c)  Oppenheimer   and  Babson-Stewart  Ivory  International  with
           respect  to  each  of  the  Capital  Appreciation  Portfolio,
           Balanced  Portfolio and  International Equity  Portfolio. FOR
           CAPITAL  APPRECIATION  PORTFOLIO,   BALANCED  PORTFOLIO   AND
           INTERNATIONAL EQUITY PORTFOLIO VOTING SEPARATELY.
(3)        To elect eight Directors to the Company's Board of Directors.
           FOR ALL PORTFOLIOS VOTING TOGETHER.
(4)        To  ratify  the  selection  of  Arthur  Andersen  LLP  as the
           Company's independent public accountants. FOR ALL  PORTFOLIOS
           VOTING TOGETHER.
(5)        To  transact other business that may properly come before the
           Meeting or any adjournment of the Meeting.


    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS


    Shareholders of record as of the close of business on November 24, 1995 are entitled to vote at the Meeting or any adjournment of the Meeting on each matter relating to a Portfolio of which they hold shares. The Proxy Statement and proxy card are being mailed to shareholders on or about December 18, 1995.


                                 ANN F. LOMELI
                                 Secretary


Hartford, Connecticut
December 18, 1995

      -------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

      -------------------------------------------------------------------

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                    GENERAL

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Connecticut Mutual Financial Services Series Fund I, Inc. (the "Company") on behalf of the nine series of the Company consisting of the following six series -- the Money Market Portfolio, Government Securities Portfolio, Income Portfolio, Total Return Portfolio, Growth Portfolio and International Equity Portfolio; and three "LifeSpan Portfolios" -- LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio"), LifeSpan Balanced Portfolio ("Balanced Portfolio") and LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") (each, a "Portfolio" and together, the "Portfolios"). The proxies will be used at the Special Meeting of the Portfolios' shareholders to be held at Connecticut Mutual Life Insurance Company, 878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern Time. The executive offices of the Company are located at 140 Garden Street, Hartford, Connecticut, and the mailing address of the Company and each of the Portfolios is 140 Garden Street, Hartford, Connecticut 06154. EACH PORTFOLIO'S ANNUAL REPORT FOR ITS MOST RECENTLY COMPLETED FISCAL YEAR, IF ANY, AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING THE COMPANY OR BY CALLING 1-800-461-3743.


    This Proxy Statement and proxy card are being mailed to shareholders on or about December 18, 1995.


RECORD DATE
    The Board of Directors has fixed the close of business on November 24, 1995 as the record date ("Record Date") for determination of shareholders of each Portfolio entitled to notice of and to vote at the Special Meeting. Shareholders of record are entitled to one vote per share at the Special Meeting or any adjournment of the Meeting relating to their Portfolio. On the Record Date, the following shares of common stock of each Portfolio were outstanding:

Money Market Portfolio.................................    70,563,238
Government Securities Portfolio........................    20,988,521
Income Portfolio.......................................    86,691,307
Total Return Portfolio.................................   522,280,150
Growth Portfolio.......................................   145,274,360
International Equity Portfolio.........................    37,459,286
Capital Appreciation Portfolio.........................    25,000,000
Balanced Portfolio.....................................    33,400,000
Diversified Income Portfolio...........................    20,000,000
                                                         ------------
Total..................................................   961,656,862
                                                         ------------
                                                         ------------

SUMMARY OF VOTING ON PROPOSALS

    Although each Portfolio is participating separately in the Special Meeting, proxies are being solicited through the use of this joint proxy statement. Shareholders of each Portfolio will vote separately as to those Proposals affecting only their Portfolio or affecting a Portfolio differently than other Portfolios. Voting by shareholders of one Portfolio will not affect voting by any other Portfolio on these matters.

PROPOSAL          PORTFOLIO(S) ENTITLED TO VOTE
---------  --------------------------------------------
    1      Each Portfolio voting separately.
 (2)(a)    Capital Appreciation Portfolio and
           Balanced Portfolio voting separately.
    (b)    Capital Appreciation Portfolio,
           Balanced Portfolio and Diversified
           Income Portfolio voting separately.
    (c)    Capital Appreciation Portfolio,
           Balanced Portfolio and International
           Equity Portfolio voting separately.
   (3)     All Portfolios will vote together.
   (4)     All Portfolios will vote together.

                                  INTRODUCTION

    The Meeting is being called to ask shareholders to consider, among other things, proposals affecting their Portfolios as a result of an Agreement and Plan of Merger between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to all Portfolios. The Agreement and Plan of Merger provides for Connecticut Mutual to merge with and into Massachusetts Mutual (the "Merger"). Upon the consummation of the Merger, which is expected to occur during the first three months of 1996, the separate existence of Connecticut Mutual will cease and Massachusetts Mutual will be the surviving company and will continue its corporate existence under the name
"Massachusetts Mutual Life Insurance Company." It is anticipated that immediately subsequent to the Merger, Massachusetts Mutual will become the nation's fifth largest mutual life insurance company.

    As a result of the Merger and a favorable vote on the proposals included in this Proxy Statement:


        - Oppenheimer Management Corporation ("Oppenheimer"), an indirect subsidiary of Massachusetts Mutual, will immediately become the investment adviser to all Portfolios (Proposal 1).

        - Pilgrim, Baxter & Associates, Ltd. will continue to serve as a subadviser to each of Capital Appreciation Portfolio and Balanced Portfolio (Proposal 2a); BEA Associates will continue to serve as a subadviser to each of Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio (Proposal 2b); and Babson-Stewart Ivory International, an affiliate of Oppenheimer and Massachusetts Mutual, will immediately become a subadviser to each of Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio (Proposal 2c).



        - The nominees selected by the Company's existing Board of Directors will become the new Board of Directors of the Company contingent upon the closing of the Merger (Proposal
          3). (IF APPROVED BY SHAREHOLDERS, THE NOMINEES WILL TAKE OFFICE ON THE 91ST DAY AFTER THE CONSUMMATION OF THE MERGER.)



    In order to provide for the Portfolios' transition to the Oppenheimer family of mutual funds, the Board of Directors has approved a 90 day transition period (the "Transition Period") commencing on the date of the Merger. On the date of the Merger, Oppenheimer will assume responsibility for the management of the Portfolios and the Subadvisers will provide subadvisory services to the respective  Capital  Appreciation  Portfolio,  Balanced  Portfolio,  Diversified
Income Portfolio and International Equity Portfolio. However, during the Transition Period, G.R. Phelps will continue to provide administrative services to the Portfolios and Connecticut Mutual Financial Services, L.L.C. will continue to serve as the Portfolios' principal underwriter. At the completion of the Transition Period, Oppenheimer will assume responsibility for all administrative services to the Portfolios and the Portfolios will distribute their own shares and will not engage a principal underwriter. The election of the new members of the Board of Directors will be effective on the 91st day after the consummation of the Merger. For additional information about the Merger, see "The Merger" below at page 28.

                                   PROPOSAL 1
    APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE COMPANY,
                  ON BEHALF OF EACH PORTFOLIO, AND OPPENHEIMER
        (FOR ACTION BY SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY)
                                      AND
                         PROPOSALS 2(A), 2(B) AND 2(C)
                   APPROVAL OF THE NEW SUBADVISORY AGREEMENTS
         (FOR ACTION BY SHAREHOLDERS OF CAPITAL APPRECIATION PORTFOLIO,
                BALANCED PORTFOLIO, DIVERSIFIED INCOME PORTFOLIO
             AND INTERNATIONAL EQUITY PORTFOLIO VOTING SEPARATELY)


SUMMARY

    THE  INVESTMENT  ADVISORY  AGREEMENTS.  G.R.  Phelps  currently  serves   as
investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Existing Advisory Agreement") between the Company, on behalf of each Portfolio and G.R. Phelps. G.R. Phelps is a wholly-owned subsidiary of DHC, Inc., a wholly-owned subsidiary of Connecticut Mutual. DHC, Inc. is a holding company for several Connecticut Mutual subsidiaries. The address of Connecticut Mutual and DHC, Inc. is 140 Garden Street, Hartford, Connecticut 06154.


    The Company is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling G.R. Phelps is deemed to be an "assignment." Therefore, the participation of Connecticut Mutual in the proposed Merger will result in the termination of its Existing Advisory Agreement. In order to assure continuity of investment advisory services to the Portfolios in the event the Merger is consummated and the Existing Advisory Agreement with G.R. Phelps is terminated, the Company's Board of Directors, including the Directors who are not "interested persons" of the Company, Oppenheimer or any subadviser to the Portfolios (the "Non-interested Directors"), at a special meeting held on November 17, 1995, voted unanimously to recommend that the shareholders of each Portfolio approve new investment advisory agreements between the Company, on behalf of each Portfolio and Oppenheimer (each, a "New Advisory Agreement" and together, the "New Advisory Agreements"). Under each New Advisory Agreement, Oppenheimer will provide investment advisory services for the assets of each Portfolio after the Merger.

    It is anticipated that the current portfolio managers of the Growth Portfolio and the Total Return Portfolio and certain other employees and officers of the Company will become employees of Oppenheimer upon consummation of the Merger and shareholder approval of this Proposal. If that occurs, the portfolio managers of these Portfolios will continue to act in that capacity after the Merger.


    It is anticipated that Connecticut Mutual will apply to the Securities and Exchange Commission ("SEC") for a substitution order to permit the insurance company separate accounts that invest in Money Market Portfolio, Government Securities Portfolio and Income Portfolio to redeem their entire interest in such Portfolios and to invest in comparable mutual funds managed by Oppenheimer.

    Oppenheimer has informed the Board of Directors that, subject to the approval by the shareholders of the New Advisory Agreements with the Money Market Portfolio, the Government Securities Portfolio and the Income Portfolio, it intends to appoint new portfolio managers to manage the portfolio of investments for those respective Portfolios for the period between the Merger and such time as these Portfolios are substituted by Massachusetts Mutual. See further discussion under the caption "The Merger" below. For additional information about the proposed portfolio managers for these Portfolios, see APPENDIX A. In the event that the portfolio manager for one or more of the Portfolios is changed, the Portfolio's Prospectus and/or Statement of Additional Information will be revised or supplemented as appropriate. No immediate change is currently expected to be made to the investment philosophies and practices of the Portfolios as a result of Oppenheimer's becoming the investment adviser.


    THE SUBADVISORY AGREEMENTS. To assist in the management of the assets of several of the Portfolios (each, a "Subadvised Portfolio" and together, the "Subadvised Portfolios"), Oppenheimer proposes to engage the services of the following subadvisers (each, a "Subadviser" and together, the "Subadvisers"):



SUBADVISER                                               SUBADVISED PORTFOLIO
------------------------------------------------  ----------------------------------

Pilgrim, Baxter & Associates, Ltd.                Capital Appreciation Portfolio
  ("Pilgrim")                                     Balanced Portfolio

BEA Associates                                    Capital Appreciation Portfolio
  ("BEA")                                         Balanced Portfolio
                                                  Diversified Income Portfolio

Babson-Stewart Ivory International                Capital Appreciation Portfolio
  ("Babson-Stewart")                              Balanced Portfolio
                                                  International Equity Portfolio



    Pilgrim and BEA currently provide subadvisory services with respect to that portion of the assets of the respective Subadvised Portfolio allocated to such Subadviser by G.R. Phelps pursuant to separate subadvisory agreements. If approved by shareholders, Babson-Stewart will replace Scudder, Stevens & Clark, Inc. ("Scudder"), which is one of the current subadvisers to the Capital Appreciation Portfolio and the Balanced Portfolio and the current subadviser to International Equity Portfolio. The separate subadvisory agreements among G.R. Phelps, the Company, on behalf of the respective Subadvised Portfolio, and Pilgrim, BEA and Scudder, as the case may be, are referred to individually as an "Existing Subadvisory Agreement" and collectively as the "Existing Subadvisory Agreements."


    The participation by Connecticut Mutual in the proposed Merger will result in the termination of the Existing Advisory Agreement with G.R. Phelps. A provision in the Existing Advisory Agreement requires that each Existing Subadvisory Agreement will terminate in the event the Existing Advisory Agreement is terminated. In order to assure continuity of portfolio management services to each Subadvised Portfolio, at the special meeting of the Board of Directors of the Company held on November 17, 1995, the Board, including the Non-interested Directors, voted unanimously to recommend that the shareholders of each Subadvised Portfolio vote to approve a new subadvisory agreement between Oppenheimer and the respective Subadviser (each, a "New Subadvisory Agreement" and together, the "New Subadvisory Agreements").

INFORMATION ABOUT THE NEW INVESTMENT ADVISER AND THE SUBADVISERS


    THE NEW INVESTMENT ADVISER. Oppenheimer and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. Oppenheimer is located at Two World Trade Center, New York, New York 10048-0203. Oppenheimer owns all of the outstanding stock of Oppenheimer Funds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), which is controlled by Massachusetts Mutual, located at 1295 State Street, Springfield, MA 01111. Massachusetts Mutual advises pension plans and investment companies. OAC acquired Oppenheimer on October 22, 1990. Oppenheimer is not related to Oppenheimer Capital nor its affiliate, the brokerage firm Oppenheimer & Co., Inc. The common stock of OAC is owned by (i) certain officers and/or directors of Oppenheimer, (ii) Massachusetts Mutual and
(iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except Massachusetts Mutual. Massachusetts Mutual has been engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++". As of October 31, 1995, Oppenheimer (including a subsidiary) had more than $38 billion in assets under management.



    THE SUBADVISERS. Pilgrim currently serves as the subadviser with respect to the portion of the assets of each of the Capital Appreciation Portfolio and the

Balanced Portfolio allocated to it by G.R. Phelps pursuant to separate Existing Subadvisory Agreements and will continue in that capacity for each such Subadvised Porfolio if the respective shareholders approve the New Subadvisory Agreements. Pilgrim, a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation, a publicly held Delaware corporation, is a registered investment adviser and was established in 1982 to provide specialized equity management for institutional investors. As of May 31, 1995, Pilgrim had over $4 billion in assets under management.


    BEA currently serves as the subadviser with respect to the portion of the assets of each of the Capital Appreciation Portfolio, the Balanced Portfolio and the Diversified Income Portfolio allocated to it by G.R. Phelps pursuant to separate Existing Subadvisory Agreements and will continue in that capacity for each such Portfolio subadvised by BEA if the respective shareholders approve the New Subadvisory Agreements. BEA, a general partnership between CS Capital and Basic Appraisals, Inc., is a registered investment adviser and together with its predecessor firms has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds for more than 50 years. As of June 30, 1995, BEA had $28.9 billion in assets under management.



    Following the Merger and subject to shareholder approval it is anticipated that Babson-Stewart will immediately begin to serve as the subadviser with respect to the portion of the assets of each of the Capital Appreciation Portfolio and the Balanced Portfolio allocated to it by Oppenheimer and to the entire assets of the International Equity Portfolio pursuant to the New Subadvisory Agreements. Babson-Stewart is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., Inc., which is an indirect subsidiary of Massachusetts Mutual, and Stewart Ivory & Co. (International), Ltd. As of September 30, 1995, Babson-Stewart had approximately $917 million in assets under management. Scudder, located at 345 Park Avenue, New York, New York 10154, has served as a subadviser with respect to a portion of the assets of each of the Capital Appreciation Portfolio and Balanced Portfolio since September 1, 1995 and for the entire assets of the International Equity Portfolio since January 1, 1995 pursuant to the Existing Subadvisory Agreements for such Subadvised Portfolios and will continue to serve in that capacity until the Merger, at which time its Existing Subadvisory Agreements will terminate.


ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER AND THE SUBADVISERS

    For additional information concerning the management, ownership structure and certain other matters pertaining to Oppenheimer and the Subadvisers, see APPENDIX A.

MATERIAL TERMS OF THE NEW ADVISORY AGREEMENTS


    THE NEW ADVISORY AGREEMENTS. If approved by the shareholders of each Portfolio, the New Advisory Agreements will become effective upon the consummation of the Merger, which is expected to occur during the first three months of 1996. The following description of the material terms of the New Advisory Agreements is qualified in its entirety by reference to the form of New Advisory Agreement (such form is identical for each Portfolio, except for the names of the Portfolios and their respective fee schedules) attached to this Proxy Statement as EXHIBIT A.



    INVESTMENT ADVISORY SERVICES. Under each New Advisory Agreement, Oppenheimer will act as the investment adviser for each Portfolio and will supervise the investment program of each Portfolio. The New Advisory Agreements provide that Oppenheimer will provide or arrange for another entity to provide administrative services for each Portfolio including the completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. Oppenheimer will furnish each Portfolio with office space, facilities and equipment and arrange for its employees to be available to serve, at the discretion of the Board of Directors, as officers of the Company. The administrative services to be provided by Oppenheimer under each New Advisory Agreement will be at its own expense. The Existing Advisory Agreement contains a similar provision. During the Transition Period, G.R. Phelps will continue to provide administrative services to each Portfolio, including providing accounting, administrative and clerical personnel and, together with Oppenheimer, monitoring the activities of the transfer agent, custodian and independent auditors of the Portfolios.


    EXPENSES. Expenses neither assumed by Oppenheimer under the New Advisory Agreements nor paid by the Portfolios' principal underwriter, if any, will be paid by the Portfolios. Expenses paid by the Portfolios include interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of Non-interested Directors, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholder meetings and non-recurring expenses including litigation. The Existing Advisory Agreement contains a similar provision.

    MANAGEMENT FEES. The rate of the advisory fee applicable to each Portfolio under the New Advisory Agreements is the same as the rate applicable under the Existing Advisory Agreement.

    As compensation for its investment advisory services, each Portfolio will pay a monthly fee to Oppenheimer which is based on a stated percentage of the Portfolio's average daily net asset value as follows:

MONEY MARKET PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $200,000,000..........................................     0.50%

Next $100,000,000...........................................     0.45%

Amount over $300,000,000....................................     0.40%

TOTAL RETURN PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $600,000,000..........................................     0.625%

Amount over $600,000,000....................................     0.45%

INTERNATIONAL EQUITY PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $250,000,000..........................................     1.00%

Amount over $250,000,000....................................     0.90%

GOVERNMENT SECURITIES PORTFOLIO, INCOME PORTFOLIO AND GROWTH PORTFOLIO:

                                         GOVERNMENT
                                         SECURITIES    INCOME     GROWTH
                                          PORTFOLIO   PORTFOLIO  PORTFOLIO
                                           ANNUAL      ANNUAL     ANNUAL
NET ASSET VALUE                             RATE        RATE       RATE
---------------------------------------  -----------  ---------  ---------

First $300,000,000.....................    0.525%       0.575%     0.625%

Next $100,000,000......................    0.500%       0.500%     0.500%

Amount over $400,000,000...............    0.450%       0.450%     0.450%

CAPITAL APPRECIATION PORTFOLIO AND BALANCED PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $250,000,000..........................................     0.85%

Amount over $250,000,000....................................     0.75%

DIVERSIFIED INCOME PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $250,000,000..........................................     0.75%

Amount over $250,000,000....................................     0.65%

    As   of  the   Record  Date,  the   net  assets  of   each  Portfolio  were:
Money Market  Portfolio  --  $70,731,370;  Government  Securities  Portfolio  --
$23,185,326; Income Portfolio -- $111,227,686; Total Return Portfolio -- $958,829,612; Growth Portfolio -- $378,172,748; International Equity Portfolio -- $43,686,719; Capital Appreciation Portfolio -- $24,400,300; Balanced Portfolio -- $32,719,950; and Diversified Income Portfolio -- $19,766,780.


    EXPENSE LIMITATIONS. The New Advisory Agreements contain no expense limitation provisions. The Existing Advisory Agreement contains a provision requiring G.R. Phelps to reimburse a Portfolio if certain of the Portfolio's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.5% (1.0% in the case of the Money Market Portfolio) of the value of the Portfolio's average daily net assets in any given fiscal year. The New Advisory Agreements do not contain a similar expense limitation provision. Under the contractual expense limitation provisions of the Existing Advisory Agreement, G.R. Phelps is not expected to be required to reimburse any expenses for the Portfolios during the Portfolios' current fiscal year.


    STANDARD OF CARE. The New Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Advisory Agreements, Oppenheimer will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Advisory Agreements relate. The Existing Advisory Agreement contains a similar provision.

    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposal 1 is approved by the shareholders of each Portfolio, each New Advisory Agreement will remain in effect for an initial period of up to two years from the date of its execution and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Portfolio is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. Each New Advisory Agreement may be terminated without penalty on 60 days' written notice to the other party and will terminate in the event of its assignment. The Existing Advisory Agreement contains a similar provision except that the Agreement may be terminated with respect to a Portfolio without penalty on 60 days' written notice by the Company's Board of Directors, by vote of holders of a majority of the outstanding shares of the respective Portfolio or, on 90 days' written notice, by G.R. Phelps. The New Advisory Agreement may not be amended without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Portfolio (as that term is defined in the 1940 Act). The Existing Advisory Agreement does not contain a specific amendment provision.

    PORTFOLIO TRANSACTIONS AND BROKERAGE. Each New Advisory Agreement contains provisions relating to the selection of broker-dealers including affiliated broker-dealers (as defined in the 1940 Act) ("brokers") for a Portfolio's portfolio transactions. Oppenheimer may use such brokers and may, in its best judgment based on all relevant factors, implement the policy of each Portfolio to achieve best execution of portfolio transactions. While Oppenheimer need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Portfolio as established by its Board of Directors and the provisions of the New Advisory Agreements. The Existing Advisory Agreement contains similar provisions except that it does not permit the use of affiliated broker-dealers.

    Each New Advisory Agreement also provides that, consistent with obtaining the best execution of a Portfolio's portfolio transactions, Oppenheimer, in the interest of a Portfolio, may select brokers (other than affiliated brokers) because they provide brokerage and/or research services to a Portfolio and/or other accounts of Oppenheimer. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by Oppenheimer that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or Oppenheimer's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by Oppenheimer for the benefit of a Portfolio or other of its advisory clients. To show that the determinations were made in good faith, Oppenheimer must be prepared to show that the amount of such commissions paid over a representative period selected by the Board of Directors was reasonable in relation to the benefits to a Portfolio. Each New Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for a Portfolio provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Portfolio's Board of Directors under applicable SEC rules. The Existing Advisory Agreement contains similar provisions except that it does not permit the use of affiliated broker-dealers.

    THE EXISTING ADVISORY AGREEMENT.   G.R. Phelps provides investment  advisory
services  to  the  Portfolios  pursuant  to  the  Existing  Advisory  Agreement.

The Existing Advisory Agreement was last approved by: (i) shareholders of the Money Market Portfolio, the Income Portfolio and the Growth Portfolio on August 19, 1985 (voting to approve an increase in the advisory fees paid by those Portfolios); (ii) the initial shareholders of Government Securities Portfolio on March 18, 1992 in connection with the commencement of that Portfolio's operation; (iii) by shareholders of Total Return Portfolio and International Equity Portfolio on April 12, 1995 (voting to approve an increase in the advisory fee rate applicable to those Portfolios); and (iv) the initial shareholders of Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio on September 1, 1995 in connection with the commencement of the Portfolios' operations. The Existing Advisory Agreement has been approved annually by the Directors and was most recently approved on behalf of each Portfolio by the Company's Board of Directors, including the
Non-interested Directors, at a meeting held on September 26, 1995, when the Existing Agreement was renewed for the period ending October 30, 1996.

    During the Company's fiscal year ended December 31, 1994, each Portfolio paid advisory fees to G.R. Phelps as follows:

PORTFOLIO                                          AMOUNT OF ADVISORY FEE
------------------------------------  -------------------------------------------------

Money Market Portfolio                $    298,013  (0.50% of the Portfolio's average
                                                    daily net assets)

Income Portfolio                      $    644,104  (0.625% of the Portfolio's average
                                                    daily net assets)*

Government Securities Portfolio       $    110,313  (0.625% of the Portfolio's average
                                                    daily net assets)*

Total Return Portfolio                $  3,672,463  (0.533% of the Portfolio's average
                                                    daily net assets)*

Growth Portfolio                      $  1,249,284  (0.625% of the Portfolio's average
                                                    daily net assets)

International Equity Portfolio        $    269,195  (0.927% of the Portfolio's average
                                                    daily net assets)*

------------------------
*Reflects  a different management fee rate in effect for the Portfolio until May
 1, 1995.

    Shares of the LifeSpan Portfolios were first offered to the public on September 1, 1995 and, accordingly, as of the date of this Proxy Statement the LifeSpan Portfolios have made no advisory payments of a material nature.

MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENTS WITH PILGRIM AND BEA


    THE NEW SUBADVISORY AGREEMENTS WITH PILGRIM AND BEA. The material terms of the New Subadvisory Agreements with Pilgrim and BEA are identical to those of the corresponding Existing Subadvisory Agreement, except for the fact that the Company is not a party to the New Subadvisory Agreement, and except for the identity of the investment adviser and the dates of execution and termination. ACCORDINGLY, THE RATE OF THE SUBADVISORY FEE TO BE PAID BY OPPENHEIMER TO PILGRIM AND BEA IS IDENTICAL TO THE RATE OF THE SUBADVISORY FEE WITH RESPECT TO EACH SUBADVISED PORTFOLIO UNDER THE EXISTING SUBADVISORY AGREEMENTS. THESE SUBADVISED ACCOUNTS ARE NOT RESPONSIBLE FOR PAYMENT OF THE SUBADVISORY FEES. THE ENTIRE SUBADVISORY FEE IS PAID DIRECTLY TO THE RESPECTIVE SUBADVISER BY OPPENHEIMER.



    The following description of the material terms of the New Subadvisory Agreements for Pilgrim and BEA is qualified in its entirety by reference to the forms of New Subadvisory Agreement for Pilgrim and BEA, respectively, attached to this Proxy Statement as Exhibit B. Such forms are identical for each such Subadviser, except for the names of the Subadvised Portfolios, the fee schedules and the Standard of Care and Miscellaneous Provisions described below.


    INVESTMENT ADVISORY SERVICES. Subject to the oversight of Oppenheimer, each Subadviser will provide the respective Subadvised Portfolio with advice concerning the investment management of that portion of the Portfolio's assets allocated to it by Oppenheimer. The Subadviser will determine what securities will be purchased, held or sold on behalf of the respective Subadvised Portfolio.

    SUBADVISORY FEES. In the event the advisory fee payable to Oppenheimer is required to be reduced by the laws or regulations of any jurisdiction where the respective Portfolio's shares are offered for sale, the amount payable by Oppenheimer to the Subadviser shall be reduced by a proportionate amount. As compensation for its services, Oppenheimer will pay a quarterly fee to BEA and Pilgrim which is based on a stated percentage of that portion of the respective Subadvised Portfolio's average daily net assets allocated to that Subadviser as follows:

    NEW AND EXISTING SUBADVISORY AGREEMENTS WITH BEA (CAPITAL APPRECIATION PORTFOLIO, BALANCED PORTFOLIO AND DIVERSIFIED INCOME PORTFOLIO):

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------

First $25 million...........................................       0.45%

Next $25 million............................................       0.40%

Next $50 million............................................       0.35%

Over $100 million...........................................       0.25%

    For purposes of calculating the fee payable to BEA, the net asset values of that portion of the assets of each of Capital Appreciation Portfolio, Balanced Porfolio and Diversified Income Porfolio are aggregated with that portion of the net asset value of the assets of the portion of the accounts of Connecticut Mutual Investment Accounts, Inc. ("CMIA") managed by BEA. CMIA is an open-end investment company currently managed by G.R. Phelps.


    Shares of Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio were first offered to the public on September 1, 1995 and, as of November 30, 1995, G.R. Phelps paid total subadvisory fees to BEA of $11,745 for Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio, representing .45% (annualized) of the combined average daily net assets of the three Portfolios.


    NEW AND EXISTING SUBADVISORY AGREEMENTS WITH PILGRIM (CAPITAL APPRECIATION PORTFOLIO AND BALANCED PORTFOLIO):

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

All assets..................................................     0.60%

    For purposes of calculating the fee payable to Pilgrim, the net asset values of that portion of the assets of each of Capital Appreciation Porfolio and Balanced Portfolio are aggregated with that portion of the net asset value of the assets of the portion of the accounts of CMIA managed by Pilgrim.


    Shares of Capital Appreciation Porfolio and Balanced Portfolio were first offered to the public on September 1, 1995 and, as of November 30, 1995, G.R. Phelps paid total subadvisory fees to Pilgrim of $16,888 for Capital Appreciation Portfolio and Balanced Portfolio, representing .60% (annualized) of the combined average daily net assets of the two Portfolios.



    EXPENSES. Each Subadviser bears its own costs of providing services under the respective New Subadvisory Agreement and has no responsibility for paying any expenses on behalf of a Subadvised Portfolio including brokerage and other expenses incurred in placing orders for the purchase and sale of securities.


    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposals 2(a) and 2(b) are approved by the shareholders of the respective Subadvised Portfolios, each New Subadvisory Agreement will remain in effect for up to two years from the date it was executed and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Portfolio is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. Each New Subadvisory Agreement may be terminated without penalty on 60 days' written notice (i) by the

Company's Board of Directors, (ii) by vote of holders of a majority of the outstanding shares of the respective Subadvised Portfolio, (iii) by Oppenheimer, or, (iv) on 90 days' written notice, by Pilgrim or BEA, and will terminate in the event of its assignment. The New Subadvisory Agreements may not be amended without the affirmative vote of the holders of a majority of the outstanding voting securities of the respective Subadvised Portfolio (as that term is defined in the 1940 Act).



    STANDARD OF CARE. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties, Pilgrim is not subject to liability to the Capital Appreciation Portfolio, the Balanced Portfolio, the Income Portfolio, Oppenheimer, the Company, or to any shareholder of such Portfolios for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.


    Pilgrim has agreed to indemnify Oppenheimer and hold Oppenheimer harmless from, against, for and in respect to losses, damages, costs and expenses incurred by Oppenheimer, including attorneys' fees reasonably incurred, in the event of Pilgrim's willful misfeasance, bad faith or negligence in the performance of its duties or obligation hereunder or by reason of its reckless disregard of such duties or obligations; provided, however, that Oppenheimer shall not be so indemnified for such losses, damages, costs and expenses, including such attorneys' fees, to the extent they result from its willful misfeasance, bad faith or negligence. Oppenheimer has agreed to indemnify and hold harmless Pilgrim to the same extent and subject to the same limitations as Pilgrim has agreed to indemnify and hold harmless Oppenheimer.

    BEA will not be liable for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio, if such activities were made with due care and in good faith. Nothing in the New Subadvisory Agreement, however, will protect BEA if it negligently causes the Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio, to be in violation of applicable statutes, rules, regulations, documents governing the operation of such Portfolios, or requirements under the Internal Revenue Code. BEA will be liable for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Subadvisory Agreement. BEA has agreed to indemnify Oppenheimer to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by Oppenheimer resulting in whole or in part from any activities by BEA described above.

    MISCELLANEOUS PROVISIONS. The New Subadvisory Agreements with BEA also specifically appoint BEA as agent for Oppenheimer and the Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio with respect to certain discretionary corporate actions relating to the Capital Appreciation Portfolio's, Balanced Portfolio's and Diversified Income Portfolio's securities and provide that BEA will not be liable to Oppenheimer or such Subadvised Portfolios for failure to exercise such discretion in the absence of willful misfeasance, bad faith or negligence.


    Each of the Existing Subadvisory Agreements was approved by the Company's Board of Directors on behalf of Pilgrim and BEA on April 24, 1995 and by the initial shareholder of the respective Subadvised Portfolio on September 1, 1995.


MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENTS WITH BABSON-STEWART

    THE NEW SUBADVISORY AGREEMENTS WITH BABSON-STEWART (CAPITAL APPRECIATION PORTFOLIO, BALANCED PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO). The material terms of the New Subadvisory Agreements with Babson-Stewart (the "Babson-Stewart Subadvisory Agreements") are similar to those of the corresponding Existing Subadvisory Agreements with Scudder. Material changes are highlighted below. NO SUBADVISED PORTFOLIO WILL BE RESPONSIBLE FOR PAYING THE SUBADVISORY FEE DIRECTLY TO BABSON-STEWART. INSTEAD, OPPENHEIMER WILL BE RESPONSIBLE FOR PAYMENT OF SUCH FEES.

    The following description of the material terms of the Babson-Stewart Subadvisory Agreements is qualified in its entirety by reference to the form of Babson-Stewart Subadvisory Agreement attached to this Proxy Statement as EXHIBIT C.

    INVESTMENT ADVISORY SERVICES. Subject to the oversight of Oppenheimer, Babson-Stewart will provide Capital Appreciation Portfolio and Balanced Portfolio with advice concerning the investment management of the Portfolio's assets allocated to it by Oppenheimer and will provide International Equity Portfolio with advice concerning the investment management of the entire assets of the Portfolio. Babson-Stewart will determine what securities will be purchased, held or sold on behalf of the respective Subadvised Portfolio.

    NEW SUBADVISORY FEES. As compensation for its services, Oppenheimer will pay a monthly fee to Babson-Stewart which is based on a stated percentage of that portion of each of Capital Appreciation Portfolio's and Balanced Portfolio's average daily assets allocated to Babson-Stewart and of International Equity Portfolio's entire average daily assets as follows:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------

First $10 million...........................................     0.75%

Next $15 million............................................     0.625%

Next $25 million............................................     0.50%

Over $50 million............................................     0.375%

    The breakpoints in the subadvisory fee payable by Oppenheimer to Babson-Stewart apply to the average daily net asset value of that portion of assets of each of Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio subadvised by Babson-Stewart separately. The portion of the net assets of Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio allocated to Babson-Stewart will not be aggregated in applying these breakpoints.

    EXISTING SUBADVISORY FEES. As compensation for its services, G.R. Phelps currently pays a quarterly fee to Scudder which is based on a stated percentage of that portion of each of Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio's average daily net assets allocated to Scudder as follows:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------

First $10 million...........................................       0.75%

Next $15 million............................................       0.70%

Next $15 million............................................       0.65%

Next $60 million............................................       0.50%

Over $100 million...........................................       0.35%

    Although G.R. Phelps pays a separate fee to Scudder with respect to each of Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio, for purposes of applying the breakpoints in the subadvisory fee currently payable by G.R. Phelps to Scudder with respect to each such Subadvised Portfolio, the average daily net assets of the portion of all of such Subadvised Portfolios managed by Scudder are aggregated.


    Shares of the Capital Appreciation Portfolio and Balanced Portfolio were first offered to the public on September 1, 1995 and, as of November 30, 1995, G.R. Phelps paid total subadvisory fees to Scudder of $18,003 for Capital

Appreciation Portfolio and Balanced Portfolio, representing .75% (annualized) of the portion of the combined average daily net assets of both Portfolios managed by Scudder.


    During its most recently completed fiscal year, International Equity Portfolio's subadvisory fee of $182,237 was paid by G.R. Phelps to a prior subadviser. For the period from January 1, 1995 to September 30, 1995, G.R.
Phelps paid subadvisory fees of $181,013 on behalf of International Equity Portfolio, representing .66% of such Subadvised Portfolio's average daily net assets.

    EXPENSES. Babson-Stewart bears its own costs of providing services under the Babson-Stewart Subadvisory Agreements and has no responsibility for paying any expenses on behalf of the Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio. Each Existing Subadvisory Agreement with Scudder contains a substantially similar provision.


    APPROVAL, TERMINATION AND AMENDMENT PROVISIONS. If Proposal 2(c) is approved by the shareholders of the Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio, each Babson-Stewart Subadvisory Agreement will remain in effect for up to two years from the date it was executed and from year to year thereafter provided that its continuance and the continuance of Oppenheimer as investment adviser to the Portfolio is approved at least annually by the vote of a majority of the Non-interested Directors cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. Each Babson-Stewart Subadvisory Agreement may be terminated without penalty on 60 days' written notice (i) by the Company's Board of Directors, (ii) by vote of holders of a majority of the outstanding shares of the respective Subadvised Portfolio, (iii) by Oppenheimer, or (iv) on 90 days' written notice, by Babson-Stewart. Each Babson-Stewart Subadvisory Agreement will terminate in the event of its assignment. The Babson-Stewart Subadvisory Agreements may not be amended without the affirmative vote of the holders of a majority of the outstanding voting securities of the respective Subadvised Portfolio (as that term is defined in the 1940 Act). The Existing Subadvisory Agreements with Scudder contain provisions which are substantially similar.


    STANDARD OF CARE. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the Babson-Stewart Subadvisory Agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors or omissions in connection with any matters to which the Babson-Stewart Subadvisory Agreements relate.

    The Existing Subadvisory Agreements with Scudder contain provisions that are similar to those of the Babson-Stewart Subadvisory Agreements. Specifically, the Existing Subadvisory Agreements with Scudder provide that Scudder will not be liable for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio subadvised by Scudder, if such activities were made with due care and in good faith. Nothing in the Existing Subadvisory Agreements, however, will protect Scudder if it negligently causes the Capital Appreciation Portfolio, Balanced Portfolio and International Equity Portfolio subadvised by Scudder to be in violation of applicable statutes, rules, regulations, documents governing the operation of such Portfolios, or requirements under the Internal Revenue Code. Scudder is liable for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Existing Subadvisory Agreements. Scudder has agreed to indemnify G.R. Phelps to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by G.R. Phelps resulting in whole or in part from any activities by Scudder described above.

    MISCELLANEOUS PROVISIONS. The Babson-Stewart Subadvisory Agreements provide that Babson-Stewart will provide officers to the Company as the Company's Board of Directors may request and at Babson-Stewart's expense. There is no similar provision in the Existing Subadvisory Agreements with Scudder.

    Each of the Existing Subadvisory Agreements with Scudder was approved by the Company's Board of Directors on behalf of the Capital Appreciation Portfolio and Balanced Portfolio on April 24, 1995 and by the initial shareholder of each such Subadvised Portfolio on September 1, 1995. The Existing Subadvisory Agreement with Scudder was approved by the Company's Board of Directors on behalf of the International Equity Portfolio on January 20, 1995 and by the shareholders of the International Equity Portfolio on April 12, 1995.

DIRECTORS' EVALUATION AND RECOMMENDATION

    THE DIRECTORS OF THE COMPANY RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS OF EACH PORTFOLIO APPROVE THEIR RESPECTIVE NEW ADVISORY AGREEMENT.

    THE DIRECTORS OF THE COMPANY RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS OF THE CAPITAL APPRECIATION PORTFOLIO, THE BALANCED PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO AND THE INTERNATIONAL EQUITY PORTFOLIO APPROVE THEIR RESPECTIVE NEW SUBADVISORY AGREEMENTS.

EVALUATION BY THE BOARD OF DIRECTORS

    The Board of Directors has determined unanimously that long-term continuity and efficiency of management services after the Merger can best be assured by approving New Advisory Agreements for each Portfolio and New Subadvisory Agreements on behalf of the Subadvised Portfolios. The Board believes that the New Advisory and Subadvisory Agreements will enable the Portfolios to obtain services of high quality at costs which they deem appropriate and reasonable and that approval of the Agreements is in the best interests of the Portfolios and their shareholders.


    In evaluating the New Advisory Agreements and the Babson-Stewart Subadvisory Agreements, the Board of Directors requested and reviewed, with the assistance of its independent legal counsel, materials furnished by Oppenheimer and Babson-Stewart. These materials included financial statements as well as other written information regarding Oppenheimer and Babson-Stewart and their personnel, operations, and financial condition. Consideration was given to comparative information concerning other mutual funds with similar investment objectives including information derived from data prepared by Lipper Analytical Services, Inc. Attached to this Proxy Statement is APPENDIX A, containing among other things, a list of other funds managed by Oppenheimer that have similar investment objectives to those of the Portfolios, their net assets and the rate of the advisory fee paid to Oppenheimer. Similar information is provided in APPENDIX A for Babson-Stewart.



    The Board of Directors also reviewed the terms and provisions of the New Advisory Agreements and the Babson-Stewart Subadvisory Agreement and compared them to the existing management arrangements as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits Oppenheimer would obtain from its relationship with the Portfolios and the anticipated economies of scale over time in costs and expenses to Oppenheimer associated with its providing such services.



    The Board of Directors also considered the terms of the Merger and the possible effects of the Merger upon Oppenheimer and its ability to provide services to the Portfolios. The Board evaluated such factors as Oppenheimer's experience in providing various financial services to investment companies, its experience in the investment company business and its reputation, integrity, financial responsibility and stability.


    The Board also considered in determining to approve the New Advisory Agreements that Oppenheimer's assumption of the investment management function for the Portfolios would in all likelihood offer the Portfolios continued effective advisory services and capabilities. The Board considered the performance record of the mutual funds managed by Oppenheimer and the fact that Oppenheimer has considerable staffing resources available to provide management services to the Portfolios. The Board of Directors was advised by Oppenheimer that currently it was not recommending changes in the Porfolio's investment objectives and policies. The Board also noted the assurances it received from Oppenheimer that it is adequately capitalized to enable it to provide high quality investment management services.

    The Board of Directors reviewed the terms and provisions of the New Subadvisory Agreements with Pilgrim and BEA and considered the following factors in determining to approve the New Subadvisory Agreements with Pilgrim and BEA:
(a) the identical material terms, including the subadvisory fee rate, under both the New Subadvisory Agreements and the Existing Subadvisory Agreements; (b) the identical nature and quality of services that will continue to be provided by the respective Subadviser to the affected Portfolio; and (c) the retention by each Subadviser of the services of all the investment management personnel and employees currently providing investment subadvisory services to the affected Portfolios.

    Based upon its review, the Board of Directors concluded that the terms of the New Advisory and Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolios and their shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining Oppenheimer to serve as investment adviser to the Portfolios and Oppenheimer's contracting with Pilgrim, BEA and Babson-Stewart to serve as the Subadvisers to the Subadvised Portfolios after the Merger is desirable and in the best interests of the Portfolios and their shareholders.

    If the New Advisory Agreements are approved by the shareholders of each Portfolio, Oppenheimer will serve as investment adviser to each Portfolio and the New Advisory Agreements will take effect with respect to all Subadvised Portfolios upon the consummation of the Merger which is expected to occur during the first three months of 1996 after receipt by the parties to the Merger of the required regulatory approvals. If the Merger is not consummated, the Board of Directors has determined that the Existing Advisory Agreement will continue in effect and G.R. Phelps will continue to serve as investment adviser to each Portfolio, notwithstanding an affirmative vote by shareholders on this Proposal. If the New Advisory Agreement is not approved by the shareholders of one or more of the Portfolios and the Merger is consummated, the Existing Advisory Agreement will terminate with respect to that Portfolio or Portfolios and no person will then serve as investment adviser to that Portfolio or Portfolios. In such event, the Board of Directors will determine what further action should be taken. Such action may include the appointment of Oppenheimer or another advisory organization to serve as investment adviser on an interim basis as permitted by the 1940 Act or current positions of the SEC staff.


    If the shareholders of one or more of the Subadvised Portfolios do not approve the New Subadvisory Agreements with respect to a Portfolio or Portfolios and the Merger is consummated, the Existing Subadvisory Agreements with respect to such Portfolio or Portfolios will terminate and no person will serve as subadviser to such Portfolio or Portfolios. In such event, the Board of Directors will determine what action, if any, to take. Such action may include the assumption by Oppenheimer of sole responsibility for portfolio management for the affected Portfolio or Portfolios.

VOTE REQUIRED

    Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities ("Majority Shareholder Vote") of each Portfolio voting separately on the Proposal, as defined in the 1940 Act, which means the lesser of (1) 67 percent or more of the shares of the Portfolio represented at a shareholders' meeting if at least 50 percent of all outstanding shares of the Portfolio are represented at such meeting or (2) 50 percent or more of the outstanding shares of the Portfolio entitled to vote at the Meeting. Approval of each of Proposals 2(a), 2(b) and 2(c) requires a Majority Shareholder Vote of each Subadvised Portfolio voting separately on the Proposals affecting that Portfolio.

                                   PROPOSAL 3
                             ELECTION OF DIRECTORS
                      (FOR ALL PORTFOLIOS VOTING TOGETHER)

    IF PROPOSAL 1 IS APPROVED, PROXIES NOT INDICATING A CONTRARY INTENTION WILL BE VOTED IN FAVOR OF THE ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS, TO HOLD OFFICE FOR AN INDEFINITE PERIOD AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

    In order to fill the vacancies created by the change in the structure of the Board and to provide for a Board to take office upon the close of the Transition Period in compliance with Section 15(f) of the 1940 Act, each as discussed below, the Company's Board is recommending the election of a new Board of Directors. All current members of the Board have chosen to resign as Directors and will not serve the Company as Directors or in any other capacity after the close of the Transition Period. Accordingly, the Company's Board of Directors, following the recommendation of its Nominating Committee, is recommending to shareholders the election of eight (8) Directors none of whom is currently a Director of the Company and six of whom are not "interested persons" of Oppenheimer, with the term of office to commence on the 91st day after the Merger is consummated. Each nominee is currently a member of the Board of Trustees or Directors of one or more funds for which Oppenheimer serves as investment adviser. Each has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Board of Directors shall recommend. The Board has no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

SECTION 15(F) OF THE 1940 ACT

    Connecticut Mutual and Massachusetts Mutual, on behalf of Oppenheimer, have agreed to comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser or an affiliated person of such investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of trustees or directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transactions occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transactions whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Company's Board of Directors will be in compliance with the 75% requirement if all the nominees named in Proposal 3 are elected.

    The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are for the past five years, although the titles held may not have been the same throughout. Each nominee is standing for election for the first time at this Meeting.


NAME AND AGE                           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
--------------------------------  ----------------------------------------------------
Robert G. Avis*                   Vice Chairman of A.G. Edwards & Sons, Inc. (a
 Age: 64                           broker-dealer) and A.G. Edwards, Inc. (its parent
                                   holding company); Chairman of A.G.E. Asset
                                   management and A.G. Edwards Trust Company (its
                                   affiliated investment adviser and trust company,
                                   respectively.)

William A. Baker                  Management Consultant.
 Age: 80

Charles Conrad, Jr.               Vice President of McDonnell Douglas Space Systems
 Age: 65                           Co.; formerly associated with the National
                                   Aeronautics and Space Administration.

Raymond J. Kalinowski             Director of Wave Technologies International Inc.;
 Age: 66                           formerly Vice Chairman and a Director of A.G.
                                   Edwards, Inc., parent holding company of A.G.
                                   Edwards & Sons, Inc. (a broker- dealer), of which
                                   he was a Senior Vice President.

NAME AND AGE                           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
--------------------------------  ----------------------------------------------------
C. Howard Kast                    Formerly Managing Partner of Deloitte, Haskins &
 Age: 73                           Sells (an accounting firm).

Robert M. Kirchner                President of The Kirchner Company (management
 Age: 73                           consultants).

Ned M. Steel                      Chartered Property and Casualty Underwriter;
 Age: 80                           Director of Visiting Nurse Corporation of Colorado;
                                   formerly Senior Vice President and a Director of
                                   Van Gilder Insurance Corp. (insurance brokers).

James C. Swain*                   Vice Chairman and a director of Oppenheimer;
 Age: 61                           President and a Director of Centennial Asset
                                   Management Corporation ("Centennial"), an
                                   investment adviser subsidiary of Oppenheimer;
                                   formerly Chairman of the Board of Shareholder
                                   Financial Services, Inc., a subsidiary of
                                   Oppenheimer.

------------------------
* A Nominee who will be an "interested person" of the Company as defined in the 1940 Act.


    As of the Record Date, no nominee for Director held shares of the Portfolios.

    During the Company's fiscal year ended December 31, 1994, the Board of Directors held six meetings. The Company's Board of Directors currently consists of the following members: Donald Pond, Chairman; David E. Sams, Jr.; Richard H. Ayers; David E.A. Carson; Richard W. Greene; and Beverly L. Hamilton. The Board of Directors' audit committee, which consists of Messrs. Ayers, Carson and Greene and Ms. Hamilton (all Directors who are not "interested persons"), held two meetings during the Company's last fiscal year. That committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Company. The Board of Directors has a nominating committee, consisting of all Non-interested Directors, which reviews and selects candidates for nomination as Non-interested Directors of the Company. That committee did not meet during the fiscal year ended December 31, 1994. Each Director attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee of the Board on which such Director served during the Company's last fiscal years.

REMUNERATION OF DIRECTORS

    The following table sets forth the remuneration paid to the current members of the Company's Board of Directors for the Portfolios' fiscal year ended December 31, 1994.


                                             PENSION OR                   TOTAL
                                             RETIREMENT   ESTIMATED   COMPENSATION
                               AGGREGATE      BENEFITS      ANNUAL    FROM COMPANY
                             COMPENSATION    ACCRUED AS    BENEFIT         AND
                               FROM THE     PART OF FUND     UPON        COMPANY
NAME OF PERSON                 COMPANY*       EXPENSES    RETIREMENT    COMPLEX**
---------------------------  -------------  ------------  ----------  -------------

Richard H. Ayers...........    $   4,250        None         None       $   8,500
David E.A. Carson..........        4,250        None         None           8,500
Richard W. Greene..........        4,750        None         None           9,500
Beverly L. Hamilton........        4,250        None         None           8,500
Donald H. Pond, Jr.........      None           None         None         None
David E. Sams, Jr..........      None           None         None         None
*   As of December 31, 1994.
**  For the twelve months ended December 31, 1994; includes 16 series of two investment companies.


    The following table sets forth information about the current officers of the Company who are not Directors. No officer of the Company is remunerated by the Company.


NAME, AGE AND TITLE                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------  ------------------------------------------------------
Linda M. Napoli               Assistant Vice President, Connecticut Mutual
 Age: 38                       (1993-present); Associate Director, Connecticut
Treasurer and Controller       Mutual (1988-1993).
Ann F. Lomeli                 Corporate Secretary, Connecticut Mutual
 Age: 39                       (1988-present).
Secretary



    As of the Record Date, 535,308 shares of Total Return Portfolio and 2,944 shares of Growth Portfolio, each representing less than one percent of the Company's outstanding shares, are attributable to annuity contracts owned by David E. Sams, Jr.



    After the close of the Transition Period, it is anticipated that the foregoing officers of the Company will resign and that Oppenheimer will propose to the Directors that James C. Swain be elected Chairman of the Board, that Jon
S. Fossel be elected President, that Robert C. Doll, Jr. and Leonard Darling be elected as Senior Vice Presidents, that Andrew J. Donohue be elected as Vice President and that George Bowen be elected Secretary and Treasurer. Information about Mr. Swain, who is a nominee for Director, is provided in the table on nominees. The address of all such proposed officers is Oppenheimer Management Corporation, 2 World Trade Center, NY, NY 10048 except for Messrs. Swain and Bowen, whose address is Oppenheimer Management Corporation, 3410 S. Galena Street, Denver, Colorado 80231. The following table provides information about the other proposed officers:



NAME AND AGE                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------  -------------------------------------------------------------
George C. Bowen          Senior Vice President and Treasurer of Oppenheimer; Vice
 Age: 59                  President and Treasurer of Oppenheimer Funds Distributor
                          Inc. ("OFD"), and HarbourView Asset Management Corporation,
                          subsidiaries of Oppenheimer; Senior Vice President,
                          Treasurer and a director of Centennial; Vice President,
                          Treasurer and Secretary of Shareholder Services, Inc.
                          ("SSI"); Vice President, Treasurer and Secretary of
                          Shareholder Financial Services, Inc. ("SFSI") and an officer of various Oppenheimer funds.
Robert C. Doll, Jr.      Executive Vice President and Director of Equity Investments
 Age: 41                  of Oppenheimer; a Vice President and director of OAC and an officer of various Oppenheimer funds.
O. Leonard Darling       Executive Vice President and Director of Fixed Income
 Age: 53                  Investments of Oppenheimer; formerly a co-manager of the
                          fixed income department of State Street Research &
                          Management Company, prior to which he was Chief Executive
                          Officer of Baring America Asset Management.
Andrew J. Donohue        Executive Vice President and General Counsel of Oppenheimer
 Age: 45                  and OFD; officer of various Oppenheimer Funds; formerly
                          partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-
                          dealer) and First Investors Management Company, Inc.
                          (broker-dealer and investment advisor) and an officer in
                          First Investors Family of Funds and First Investors Life
                          Insurance Company.
Jon S. Fossel            Chairman and a Director of Oppenheimer; President and a
 Age: 53                  Director of OAC; President and a Director of HarborView
                          Asset Management Corporation; a Director of SSI and SFSI;
                          formerly President and Chief Executive Officer of
                          Oppenheimer.

VOTE REQUIRED



    A plurality of all the votes cast at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees. If Proposal 1 is not approved by the shareholders, no election of Directors will be held and the current Directors and officers first named above will continue in office.


    THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 4
                RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
                                  ACCOUNTANTS
                      (FOR ALL PORTFOLIOS VOTING TOGETHER)


    The firm of Arthur Andersen LLP has served as the Company's independent public accountants since the Company's inception. Audit services to the Portfolios during such Portfolios' fiscal year ended December 31, 1994 consisted of examinations of the Portfolios' financial statements for the period and reviews of the Portfolios' filings with the Commission.



    The Board of Directors, including the Non-interested Directors, has selected Arthur Andersen LLP as the Portfolios' independent public accountants for the fiscal year ending December 31, 1995, subject to shareholder ratification at the Special Meeting. A representative of Arthur Andersen LLP is expected to be available at the Special Meeting to make a statement and to respond to appropriate questions. After the Transition Period, the Company's newly elected Board of Directors may consider designating another firm that serves as independent public accountants for certain of the Oppenheimer funds to serve as independent public accountants to the Company.


DIRECTOR'S EVALUATION AND RECOMMENDATION


    THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


REQUIRED VOTE

    Approval of this proposal requires the affirmative vote of a majority of the Company's outstanding shares present and voting at the Meeting if a quorum is present.

                                   THE MERGER

    The following information about Massachusetts Mutual is provided to assist you in understanding the culmination of the events that will bring about the termination of the Existing Advisory Agreement and the Existing Subadvisory Agreements and the other Proposals in this Proxy Statement. This Proxy Statement does not relate to the transactions involved in the consummation of the Merger and you are not being asked to vote on the Merger. None of the votes cast for or against the Proposals described in this Proxy Statement will affect the consummation of the Merger.

    The Boards of Directors of Connecticut Mutual and Massachusetts Mutual, respectively, have approved an agreement setting forth the terms of the Merger which was signed by both parties on September 13, 1995. Upon consummation of the Merger, the separate existence of Connecticut Mutual will cease and Massachusetts Mutual will be the surviving company. The consummation of the Merger is intended to occur immediately subsequent to regulatory approvals which are currently anticipated to be delivered in the first three months of 1996.

    Massachusetts Mutual is a mutual life insurance company organized as a Massachusetts corporation and was originally chartered in 1851. Massachusetts Mutual provides, directly and through its subsidiaries, a wide range of annuity and disability products, traditional and managed care group health products, pension and pension-related products and services, as well as investment advisory services to individuals, corporations and other institutions in all 50 states and the District of Columbia. Massachusetts Mutual is also licensed to transact business in Puerto Rico and six provinces in Canada.


    Massachusetts Mutual provides investment advisory services to various entities including its general investment account, its separate investment accounts and certain closed-end and open-end investment companies. These investment advisory services are provided by the staff employed by Massachusetts Mutual and also by HarbourView Asset Management Corp. (a wholly-owned subsidiary of Oppenheimer) and Concert Capital Management, Inc., a registered investment adviser which is also indirectly owned by Massachusetts Mutual. MML Investors Services, Inc., an indirect wholly-owned subsidiary of Massachusetts Mutual, provides distribution services for the Massachusetts Mutual proprietary products. Oppenheimer also provides investment advisory services to a group of investment management companies that it sponsors (the "Oppenheimer funds"). Oppenheimer Funds Distributor, Inc. acts as distributor for the Oppenheimer funds.


    On November 17, 1995, the Company's Board of Directors was informed that Connecticut Mutual and C.M. Life Insurance Company ("C.M. Life"), its wholly-owned subsidiary, intended to apply to the SEC for an order approving the substitution of shares of mutual funds managed by Oppenheimer for the shares of the Money Market Portfolio, Government Securities Portfolio and Income Portfolio currently held in certain separate accounts of Connecticut Mutual and C.M. Life. In each case, the Oppenheimer mutual fund would have investment objectives comparable to the Portfolio that it replaces. The effect of the substitution of shares would be to replace the Money Market Portfolio, Government Securities Portfolio and Income Portfolio as investment options under various variable annuity contracts and variable life insurance contracts with comparable mutual funds managed by Oppenheimer. If the SEC's approval is obtained, then the substitutions will be carried out after the Merger by C.M. Life and Massachusetts Mutual redeeming the shares of the Money Market Portfolio, Government Securities Portfolio and Income Portfolio held in their respective separate accounts and reinvesting currently the proceeds in shares issued by the Oppenheimer mutual funds. The substitutions may also require the approval of the insurance regulators in certain states. This Proxy Statement does NOT relate to those substitutions and you are NOT being asked to vote on them.

    No formal plans for any substitutions relating to the Total Return Portfolio, Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio, Income Portfolio or International Equity Portfolio have been made at this time, but there can be no assurance given that any substitutions involving these Portfolios will not be proposed in the future.


    The Board of Directors has approved a change in the Company's name as follows -- "Panorama Series Fund I, Inc." This change is expected to become effective during the Transition Period.


                       INFORMATION ABOUT SHARE OWNERSHIP

    The Company is not aware that any person owns annuity contracts issued by Connecticut Mutual or C.M. Life, a wholly-owned subsidiary of Connecticut Mutual, entitling that person to give voting instructions regarding 5% or more of the total outstanding shares of any Portfolio. As of the Record Date, the Company has been advised by Connecticut Mutual that it owns shares of the following Portfolios for its own accounts:

                                                        CONNECTICUT MUTUAL
                                                           SHARES OWNED
PORTFOLIO                                               (% OF OUTSTANDING)
------------------------------------------------------  -------------------

Government Securities Portfolio.......................             28%
International Equity Portfolio........................             15%
Capital Appreciation Portfolio........................            100%
Balanced Portfolio....................................            100%
Diversified Income Portfolio..........................            100%

    The Company has been advised that Connecticut Mutual intends to vote all of such shares in favor of all of the Proposals affecting the above-referenced Portfolios. C.M. Life does not own any shares of the Portfolios for its own account.

    As of the Record Date, no one other than Connecticut Mutual owned of record or beneficially 5% or more of the shares of the Portfolios.

                                 OTHER MATTERS

    The Company's management knows of no business to be brought before the Special Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy card intend to vote on such matters in accordance with their best judgment. If shareholders desire additional information about the matters proposed for action, the Company's management will be glad to hear from them and to provide further information.

               PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

    Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in this Proxy Statement and will use their best judgment in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.


    In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1, 2(a), 2(b), 2(c) and 4 and in favor of the nominees named in Proposal 3 have not been received, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment and will vote those proxies required to be voted against the Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

    Shares of common stock of the Company represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting. Adoption by the shareholders of the affected Portfolio of Proposals 1, 2(a), 2(b), and 2(c) requires the affirmative vote of the lesser of (i) 67 percent or more of the affected Portfolios outstanding voting securities present at the Special
Meeting, if the holders of more than 50 percent of the affected Portfolio's shares of common stock are present or represented by proxy or (ii) 50 percent or more of the affected Portfolio's outstanding shares of common stock. Approval by the shareholders of the nominees set forth in Proposal 3 requires a plurality of all the votes cast at the Meeting, if a quorum is present. Adoption by the shareholders of the Company of Proposal 4 requires the affirmative vote of a majority of the shares of all Portfolios voting together at the meeting, if a quorum is present.

    The Company serves as a vehicle for funding variable annuity and variable life contracts issued by Connecticut Mutual and C.M. Life through four unit investment trusts, each of which is registered under the 1940 Act: the Panorama Separate Account, the Panorama Plus Separate Account, the Connecticut Mutual Variable Life Separate Account I and the C.M. Life Variable Life Separate Account I (collectively, the "Separate Accounts"). Currently, Connecticut Mutual and C.M. Life through the Separate Accounts are the only shareholders of the Portfolios. Consistent with current interpretations of the 1940 Act, however, each owner of record of an annuity contract at the close of business on the Record Date will have the right to instruct Connecticut Life or C.M. Life as to the manner in which the Portfolio shares attributable to his or her annuity contract should be voted. The number of shares of each Portfolio deemed attributable to an annuity contract will be determined on the basis of the value of the annuity contract on the Record Date. Connecticut Mutual and C.M. Life will vote Portfolio shares held by the Separate Accounts in accordance with instructions received from owners of the underlying annuity contracts having values allocated to the Portfolios. Fractional shares also will be voted in
accordance   with  instructions   received.  Portfolio   shares  for   which  no
instructions   are   received   (including   abstentions   and   proxies    from
representatives of beneficial owners that indicate that such representatives have not received instructions from the beneficial owners or other persons entitled to vote shares regarding a particular matter with respect to which the representatives do not have discretionary power) will be voted in the same proportion as shares as to which instructions are received by Connecticut Mutual and C.M. Life with respect to annuity contracts participating in the same Portfolio.

    The 1940 Act provides exemptions from the pass through voting requirement. More specifically, Connecticut Mutual would be allowed to disregard voting instructions of contractholders if the contractholders initiate any change in the underlying investment company's investment policies, principal underwriter, or any investment adviser. In addition, Connecticut Mutual and C.M. Life would be allowed to disregard voting instructions of contractholders with respect to the investments of an underlying fund, or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority. Connecticut Mutual's or C.M. Life's disregard of such voting instructions of contractholders would be required to be reasonable and based on specific good faith determinations.

    On August 31, 1994, the Company was granted an exemption from certain sections of the 1940 Act to facilitate the sale of the Company's shares as the underlying investment medium for both variable annuity and variable life insurance company separate accounts ("mixed funding") as well as the underlying investment medium for separate accounts of unaffiliated insurance companies ("shared funding"). As a condition of granting this request, the Company represented to the Securities and Exchange Commission that the Board of Directors would monitor the Company for the existence of any material irreconcilable conflict between the interests of the contractholders of all Separate Accounts investing in the Company such as a difference in voting instructions given by variable annuity contractholders and variable life insurance contractholders or a decision by an insurer to disregard the voting instructions of contractholders. If it is determined by a majority of the Board of Directors or a majority of the Non-interested Directors of the Board, that a material irreconcilable conflict exists, then the relevant insurance companies, at their expense and to the extent reasonably practicable, shall take whatever steps are necessary to remedy or eliminate the conflict. Such steps could include an insurer's withdrawal of its Separate Account's investment in the Company where the insurer disregarded the contractholder's voting instructions.


    In addition to the solicitation of proxies by mail or in person, the Company may also arrange to have votes recorded by telephone by officers and employees of the Company, personnel of G.R. Phelps or agents hired by G.R. Phelps for such purpose. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Company has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder would be called on a recorded line at the telephone number the Company has in its records for the account and could be asked the shareholder's Social Security number or other identifying information. The shareholder would then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.


                            SHAREHOLDERS' PROPOSALS

    The Company is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of the Company must submit such proposal in writing so that it is received by the Company at 140 Garden Street, Hartford, Connecticut 06154 within a reasonable time before any such meeting.

                      EXPENSES AND METHOD OF SOLICITATION


    The cost of preparing and mailing this Proxy Statement and the accompanying notice and proxy card will be borne by G.R. Phelps. Proxies will be solicited by mail and may also be solicited in person or by telephone by employees, officers and/or directors of Connecticut Mutual, its wholly-owned subsidiary C.M. Life, its affiliated company, G.R. Phelps and a professional solicitation organization. The cost of the solicitation by such organization, including out-of-pocket expenses, is expected to be approximately $227,920 and will be borne by G.R. Phelps.



DECEMBER 18, 1995              CONNECTICUT MUTUAL FINANCIAL

                               SERVICES SERIES FUND I, INC.

                                   APPENDIX A

ADDITIONAL INFORMATION ABOUT OPPENHEIMER

    DIRECTORS. The following table provides information with respect to the senior officers and directors of Oppenheimer. The address for each is Two World Trade Center, New York, NY except for Messrs. Swain, Bowen and Eich who are located at 3410 S. Galena Street, Denver, Colorado 80231:

NAME                                  PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------

Jon S. Fossel             Chairman of the Board and Director
Bridget A. Macaskill      President, Chief Executive Officer (effective September
                           30, 1995) and Director
Donald W. Spiro           Chairman Emeritus and Director
Robert G. Galli           Vice Chairman
James C. Swain            Vice Chairman and Director
Robert C. Doll            Executive Vice President
O. Leonard Darling        Executive Vice President
James Ruff                Executive Vice President
Tilghman G. Pitts, III    Executive Vice President and Director
Andrew J. Donohue         Executive Vice President and General Counsel
Kenneth C. Eich           Executive Vice President and Chief Financial Officer
George C. Bowen           Senior Vice President and Treasurer
Victor Babin              Senior Vice President
Robert A. Densen          Senior Vice President
Loretta McCarthy          Senior Vice President
Robert Patterson          Senior Vice President
Richard Rubinstein        Senior Vice President
Nancy Sperte              Senior Vice President
Arthur Steinmetz          Senior Vice President
Ralph Stellmacher         Senior Vice President
William L. Wilby          Senior Vice President
Robert G. Zack            Senior Vice President


    OAC. Oppenheimer is a wholly-owned subsidiary of OAC. The common stock of OAC is divided into three classes. At September 30, 1995, Massachusetts Mutual held (i) all of the 2,160,000 shares of Class A voting stock; (ii) 470,021 shares of Class B voting stock; and (iii) 940,067 shares of Class C non-voting stock. This collectively represented 81.3% of the outstanding common stock and 87.3% of the voting power of OAC as of that date. Certain officers and/or directors of Oppenheimer held (i) 654,788 shares of the Class B voting stock, representing 14.9% of the outstanding common stock and 10.2% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 796,914 shares of Class C non-voting stock. That group includes Mr. George Bowen, Mr. Leonard Darling, Mr. Robert Doll, Mr. Andrew J. Donohue and Mr. Jon Fossel, who are expected to serve as officers of the Portfolios, and Mr. James C. Swain who is nominated for election as a Director of the Company. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or Massachusetts Mutual at a formula price (based on earnings of Oppenheimer). Massachusetts Mutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that commenced on September 30, 1995.


    PORTFOLIO MANAGEMENT. The following provides information with respect to the portfolio managers Oppenheimer proposes to appoint if Proposal 1 is approved by shareholders and the Merger is consummated for the Portfolios listed below. Upon consummation of the Merger, Oppenheimer does not propose to change the portfolio management for Growth Portfolio and Total Return Portfolio. The Subadvised Portfolios will be managed by the Subadvisers under the supervision of Oppenheimer.


    Money Market Portfolio. If proposal 1 is approved and the Merger is consummated, it is expected that Carol Wolf will manage the Money Market Portfolio. Ms. Wolf currently manages Oppenheimer Money Market Fund, Inc. In addition, she co-manages the $3.5 billion Daily Cash Accumulation Fund, Inc., the $5 billion Centennial Money Market Trust, the $900 million Centennial Government Trust and Centennial America Fund, L.P. She is responsible for Oppenheimer's money market group credit analysis of foreign and domestic industrial companies, letters of credit and new investment ideas. She joined Oppenheimer in 1987 as senior investment analyst for the taxable money market group. Ms. Wolf has twelve years of investment experience. Prior to joining Oppenheimer, she managed and traded over $1.2 billion in money market mutual funds for Prudential Insurance Company and pension monies for Prudential Fixed Income Advisors. In addition to her previous fixed income experience, she was an equity analyst in the Prudential Asset Management Group. Ms. Wolf holds a B.A. in Economics from Rutgers University and studied finance on the graduate level at New York University. She has completed Level 1 of the Chartered Financial Analyst program.


    Government Securities Portfolio and Income Portfolio. If Proposal 1 is approved and the Merger is consummated, it is expected that David Rosenberg will manage the Government Securities Portfolio and the Income Portfolio. Mr. Rosenberg currently leads Oppenheimer's government bond management team. He manages Oppenheimer U.S. Government Trust and Oppenheimer Limited-Term Government Fund and oversees the management of the government bond sectors in a number of other fixed-income mutual funds and closed-end funds. Mr. Rosenberg joined Oppenheimer in 1994 from Delaware Investment
Advisors where he was a senior portfolio manger of Delaware Group's Treasury Reserve Intermediate Fund. Prior to 1986, he held positions with Paine Webber, Nomura Securities and Bloomberg Financial Markets. Mr. Rosenberg holds a B.A. in economics from the State University of New York at Binghampton and an M.B.A. with distinction from the Wharton School.


    OTHER MUTUAL FUNDS MANAGED BY OPPENHEIMER. Oppenheimer is the investment adviser to the open-end investment companies set forth below, each of which have investment objectives substantially similar to those of the Portfolios. In addition, Oppenheimer is the investment adviser to other open-end and closed-end investment companies that are not listed below.



                           APPROXIMATE
                           ASSET SIZE*
      NAME OF FUND          (MILLIONS)               ADVISORY FEE RATE
-------------------------  ------------  ------------------------------------------
Oppenheimer Money Market    $    857.1   .45% of the first $500 million of
 Fund, Inc.                               aggregate net assets, .425% of the next
                                          $500 million, .40% of the next $500
                                          million, and .375% of net assets in
                                          excess of $1.5 billion.
Oppenheimer Cash Reserves   $    141.4   .50% of the first $250 million of net
                                          assets, .475% of the next $250 million,
                                          .45% of the next $250 million, .425% of
                                          the next $250 million; and .40% of the
                                          net assets over $1 billion.
Oppenheimer U.S.            $    420.2   .65% of the first $200 million of
 Government Trust                         aggregate net assets, .60% of the next
                                          $100 million, .57% of the next $100
                                          million, .55% of the next $400 million
                                          and .50% of aggregate net assets over
                                          $800 million.
Oppenheimer Bond Fund       $    149.7   .75% of the first $200 million of average
                                          annual net assets, .72% Bond Fund of the
                                          next $200 million, .69% of the next $200
                                          million, .66% of the next $200 million,
                                          .60% of the next $200 million and .50% of
                                          net assets in excess of $1 billion.

                           APPROXIMATE
                           ASSET SIZE*
      NAME OF FUND          (MILLIONS)               ADVISORY FEE RATE
-------------------------  ------------  ------------------------------------------
Oppenheimer Tax-Free Bond   $    615.0   .60% of the first $200 million of average
 Fund                                     annual net assets, .55% of the next $100
                                          million, .50% of the next $200 million,
                                          .45% of the next $250 million, .40% of
                                          the next $250 million, and .35% of net
                                          assets in excess of $1 billion.
Oppenheimer Discovery       $    883.7   .75% of the first $200 million of
 Fund                                     aggregate net assets; .72% of the next
                                          $200 million; .69% of the next $200
                                          million; .66% of the next $200 million;
                                          and .60% of aggregate net assets in
                                          excess of $800 million.
Oppenheimer Enterprise      $      7.5** .75% of the first $200 million of
 Fund                                     aggregate net assets; .72% of the next
                                          $200 million; .69% of the next $200
                                          million; .66% of the next $200 million;
                                          and .60% of aggregate net assets in
                                          excess of $800 million.
Oppenheimer Variable        $    287.8   .75% of the first $200 million of average
 Account Funds/                           annual net assets; .72% of the next $200
 Oppenheimer Capital                      million; .69% of the next $200 million;
 Appreciation Fund                        .66% of the next $200 million; and .60%
                                          of average annual net assets in excess of
                                          $800 million.
Oppenheimer Main Street     $  3,616.5   .65% of the first $200 million of net
 Income & Growth Fund                     assets; .60% of the next $150 million;
                                          .55% of the next $150 million and .45% of
                                          net assets in excess of $500 million.
Oppenheimer Total Return    $  2,049.1   .75% of the first $100 million of net
 Fund, Inc.                               assets; .70% of the next $100 million;
                                          .65% of the next $100 million; .60% of
                                          the next $100 million; .55% of the next
                                          $100 million; and .50% of net assets in
                                          excess of $500 million.

                           APPROXIMATE
                           ASSET SIZE*
      NAME OF FUND          (MILLIONS)               ADVISORY FEE RATE
-------------------------  ------------  ------------------------------------------
Oppenheimer Equity Income   $  2,194.4   .75% of the first $100 million of net
 Fund                                     assets; .70% of the next $100 million;
                                          .65% of the next $100 million; .60% of
                                          the next $100 million; .55% of the next
                                          $100 million; and .50% of net assets in
                                          excess of $500 million.
Oppenheimer Asset           $    264.7   .75% of the first $200 million of
 Allocation Fund                          aggregate net assets; .72% of the next
                                          $200 million; .69% of the next $200
                                          million; .66% of the next $200 million;
                                          and .60% of aggregate net assets over
                                          $800 million.
Oppenheimer Variable        $    370.1   .75% of the first $200 million of average
 Account Funds/                           annual net assets; .72% of the next $200
 Oppenheimer Multiple                     million; .69% of the next $200 million;
 Strategies Fund                          .66% of the next $200 million; and .60%
                                          of average annual net assets in excess of
                                          $800 million.
Oppenheimer Variable        $      1.3   75% of the first $200 million of average
 Account Funds/                           annual net assets; .72% of the next $200
 Oppenheimer Growth &                     million; .69% of the next $200 million;
 Income Fund                              .66% of the next $200 million; and .60%
                                          of the average annual net assets in
                                          excess of $800 million.
Oppenheimer Fund            $    271.7   .75% of the first $200 million of
                                          aggregate net assets; .72% of the next
                                          $200 million; .69% of the next $200
                                          million; .66% of the next $200 million;
                                          and .60% of aggregate net assets over
                                          $800 million.
Oppenheimer Target Fund     $    739.9   .75% of the first $200 million of
                                          aggregate net assets; .72% of next $200
                                          million; .69% of next $200 million; .66%
                                          of next $200 million; and .60% of
                                          aggregate net assets over $800 million.

                           APPROXIMATE
                           ASSET SIZE*
      NAME OF FUND          (MILLIONS)               ADVISORY FEE RATE
-------------------------  ------------  ------------------------------------------
Oppenheimer Growth Fund     $  1,022.3   .75% of first $200 million of aggregate
                                          net assets; .72% of the next $200
                                          million; .69% of the next $200 million;
                                          .66% of the next $200 million; and .60%
                                          of aggregate net assets over $800
                                          million.
Oppenheimer Value Stock     $    148.0   .75% of the first $100 million of average
 Fund                                     annual net assets; .72% of the next $200
                                          million; .69% of the next $200 million;
                                          and .66% of average annual net assets in
                                          excess of $500 million.
Oppenheimer Variable        $    104.4   .75% of the first $200 million of average
 Account Funds/                           annual net assets; .72% of the next $200
 Oppenheimer Growth Fund                  million; .69% of the next $200 million;
                                          .66% of the next $200 million; and .60%
                                          of average annual net assets in excess of
                                          $800 million.

------------------------
* As of 9/30/95 in millions.
** As of 11/30/95 (Fund's inception was 11/7/95).

INFORMATION ABOUT THE SUBADVISERS

    BABSON-STEWART. Babson-Stewart is located at One Memorial Drive, Cambridge, Massachusetts 02142.

    DIRECTORS. Babson-Stewart is a general partnership organized under the laws of The Commonwealth of Massachusetts. David L. Babson & Co., Inc. is a 50% partner and Stewart Ivory & Company (International) Ltd. is a 50% partner. David
L. Babson & Co., Inc. is a direct wholly owned subsidiary of DLB Acquisition Corporation, an indirect subsidiary of Massachusetts Mutual Life Insurance Company. Stewart Ivory & Company (International) Ltd. is a direct wholly owned subsidiary of Stewart Ivory (Holdings), Ltd. The name, address and principal occupation of the principal executive officers and directors of Babson-Stewart are set forth in the table below.

NAME AND ADDRESS             PRINCIPAL OCCUPATION
---------------------------  -------------------------------------------------------

Peter C. Thompson            Managing Director, Babson-Stewart; President and
One Memorial Drive            Director of David L. Babson & Co. Inc.
Cambridge, MA 02142
Ronald E. Gwozdz             Managing Director, Babson-Stewart; Senior Vice
One Memorial Drive            President of David L. Babson & Co. Inc.
Cambridge, MA 02142
John G.L. Wright             Managing Director, Babson-Stewart; Director, Stewart
45 Charlotte Square           Ivorynb & Co. Ltd.
Edinburgh, Scotland
EH2 4HW
James W. Burns               Managing Director, Babson-Stewart; Director, Stewart
45 Charlotte Square           Ivory & Co. Ltd.
Edinburgh, Scotland
EH2 4HW

    OTHER MUTUAL FUNDS MANAGED BY BABSON-STEWART. Babson-Stewart provides subadvisory services to other open-end investment companies with investment objectives similar to those of Capital Appreciation Portfolio and Balanced
Portfolio:

                                                                     ADVISORY FEE
                   NAME OF FUND                      ASSET SIZE*         RATE
--------------------------------------------------  -------------  ----------------
The Babson-Stewart Ivory International Fund, Inc.   $  67,873,436         0.475%
DLB Global Small Capitalization Fund                $   6,030,264          0.50%

------------------------
* As of 9/30/95.

    BEA. BEA is located at Citicorp Center, 153 E. 53rd Street, New York, NY 10022.

    DIRECTORS. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. CS Capital is an 80% partner and Basic Appraisals, Inc., which is owned by members of BEA management, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse. No one person or entity possesses a controlling interest in Basic Appraisals, Inc. The name and principal occupation of the principal executive officers and the directors of BEA are set forth in the table below. The address of each is Citicorp Center, 153 E. 53rd Street, New York, NY 10022.

NAME                                  PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------
Manfred Adami             Chairman of the Board of Directors; and Member of the
                           Executive Board of Credit Suisse.
Dr. Hans Geiger           Director; and Member of the Executive Board of Credit
                           Suisse.
Dr. Hermann Maurer        Director; and Member of Senior Management and Head of
                           Asset Management of Credit Suisse.
Michael F. Orr            Director and Executive Committee Member; and Consulting
                           Partner, Milbank, Tweed, Hadley & McCoy (active Partner
                           prior to July 1, 1990).
William W. Priest, Jr.    Director, Co-Chairman -- Executive Committee, Chief
                           Executive Officer and Executive Director; and Director of
                           The Indonesia Fund, Inc.
Albert L. Zesiger         Honorary Chairman -- Executive Committee and Executive
                           Director.
Emilio Bassini            Member of the Executive Committee, Chief Financial Officer
                           and Executive Director; President and Secretary of The
                           Indonesia Fund, Inc.; Director, Chairman of the Board,
                           President, and Chief Investment Officer of The Chile
                           Fund, Inc., The Portugal Fund, Inc., The First Israel
                           Fund, Inc., The Emerging Markets Infrastructure Fund,
                           Inc., The Emerging Markets Telecommunications Fund, Inc.,
                           The Latin America Equity Fund, Inc., and The Latin
                           America Investment Fund, Inc.; and Director, Chairman of
                           the Board, President and Investment Officer of The
                           Brazilian Equity Fund, Inc.

NAME                                  PRINCIPAL OCCUPATION OR EMPLOYMENT
------------------------  ----------------------------------------------------------
Jeffrey A. Geller         Member of the Executive Committee and Executive Director.
Daniel H. Sigg            Member of the Executive Committee and Executive Director,
                           Director and Senior Vice President of The Indonesia Fund,
                           Inc.; The Chile Fund, Inc., The First Israel Fund, Inc.,
                           The Portugal Fund, Inc., The Brazilian Equity Fund, Inc.,
                           The Latin America Equity Fund, Inc., The Latin America
                           Investment Fund, Inc., The Emerging Markets
                           Infrastructure Fund, Inc., and The Emerging Markets
                           Telecommunications Fund, Inc.; and Chairman and Chief
                           Executive Officer of BEA Strategic Income Fund, Inc., and
                           BEA Income Fund, Inc.
Robert Moore              Executive Director, Fixed Income Portfolio Manager;
                           President and Chief Investment Officer of BEA Strategic
                           Income Fund, Inc., and BEA Income Fund, Inc.
Timothy T. Taussig        Executive Director, Director of Client Development.

    OTHER MUTUAL FUNDS MANAGED BY BEA. BEA provides subadvisory services to a portion of the assets of three portfolios of Connecticut Mutual Investment Accounts, Inc. ("CMIA") with investment objectives identical to those of Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio:

       NAME OF FUND          ASSET SIZE*               ADVISORY FEE RATE
---------------------------  ------------  -----------------------------------------

CMIA LifeSpan Capital        $  3,006,688  Same as Capital Appreciation Portfolio
 Appreciation Account
CMIA LifeSpan                $  5,773,308  Same as Balanced Portfolio
 Balanced Account
CMIA LifeSpan                $  3,337,078  Same as Diversified Income Portfolio
 Diversified Income Account
------------------------
* As of 9/30/95. The CMIA LifeSpan Accounts commenced operations on May 1, 1995;
  BEA  manages only that portion of the  assets (as shown above) of each Account allocated to it by G.R. Phelps.

    PILGRIM.   Pilgrim is  located at  1255 Drummers  Lane, Wayne,  Pennsylvania
19087.

    DIRECTORS.    The  names  and principal  occupations  of  the  Directors and officers of Pilgrim are described below. The address of each is 1255 Drummers Lane, Wayne, Pennsylvania 19087.

NAME                                PRINCIPAL OCCUPATION OR EMPLOYMENT
--------------------  --------------------------------------------------------------

Harold J. Baxter      Director (since 1985), CEO (since 1985) and Chairman (since
                       1994).
Gary L. Pilgrim       Director (since 1985), CIO (since 1985) and President (since
                       1994).
Brian F. Bereznak     Chief Operating Officer (since 1993).

    OTHER MUTUAL FUNDS ADVISED BY PILGRIM. Pilgrim provides subadvisory services to a portion of the assets of two portfolios of CMIA with investment objectives identical to those of Capital Appreciation Portfolio and Balanced Portfolio and to another mutual fund not otherwise affiliated with the Company:

       NAME OF FUND           ASSET SIZE*               ADVISORY FEE RATE
---------------------------  --------------  ---------------------------------------

CMIA LifeSpan Capital        $    6,030,328  Same as Capital Appreciation Portfolio
 Appreciation Account*
CMIA LifeSpan                $    7,781,416  Same as Balanced Portfolio
 Balanced Account*
CG Capital Markets           $  195,000,000  0.30% of average daily net assets.
 Small Cap.**
------------------------
*  As  of 9/30/95. The  CMIA LifeSpan  Accounts commenced operations  on May  1,
   1995; Pilgrim manages only that portion of the assets (as set forth above) of each Account allocated to it by G.R. Phelps.
** As of 9/15/95.

 EXHIBITS
-----------
Exhibit A            -  Form of the New Advisory Agreements
Exhibit B            -  Forms of the New Subadvisory Agreements with Pilgrim and BEA
Exhibit C            -  Form of the New Subadvisory Agreement with Babson-Stewart

                                                                       EXHIBIT A

The Form of Investment Advisory Agreement is identical for each Portfolio, except for the names and fee schedules of the Portfolios.

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made as of the ____ day of ______________, 1996, by and between ________________________ (the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION ("OMC").

    WHEREAS, the  Fund is  a  series of  Connecticut Mutual  Financial  Services
Series Fund I, Inc. (the "Company"), an open-end, diversified management investment company registered as such with the Securities and Exchange
Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is a registered investment adviser;

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. GENERAL PROVISION.

    The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OMC shall, in all matters, give to the Fund and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Company's Articles of Incorporation and By-Laws as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2. INVESTMENT MANAGEMENT.

    (a) OMC shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide, alone or in consultation with any subadvisor or subadvisors appointed pursuant to this Agreement and subject to the provisions of any investment subadvisory agreement respecting the responsibilities of such subadvisor or subadvisors, investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "7" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

    (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "7" hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OMC or any of its directors, officers or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

3. OTHER DUTIES OF OMC.


    OMC shall, at its own expense, employ and supervise the activities of, all administrative and clerical personnel or other firms, agents or contractors, as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required (other than those the Fund's custodian or transfer agent is contractually obligated to compile and maintain); the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

4. ALLOCATION OF EXPENSES.

    All other costs and expenses not expressly assumed by OMC under this Agreement, or to be paid by the principal distributor, if any, of the shares of the Fund, shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Directors; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares;
(viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Directors with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by or under common control with OMC, who may also serve as officers, Directors or employees of the Fund shall not receive any compensation from the Fund for their services.

5. COMPENSATION OF OMC.

    The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day and payable monthly at the annual rates set forth in Appendix A.

6. USE OF NAME "OPPENHEIMER."


    OMC hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OMC's rights to the name "Oppenheimer," under applicable law, such license shall allow OMC to inspect, and subject to control by the Fund's Board of Directors, control the name and quality of services offered by the Fund under such name. Such license may, upon termination of this Agreement, be terminated by OMC, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OMC in connection with any of its activities or licensed by OMC to any other party.

7. PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) OMC is authorized, in arranging the Fund's portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including "affiliated" broker dealers (as that term is defined in the Investment Company Act) (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph "(c)" of this paragraph "7," the benefit of such investment information or research as may be of significant assistance to the performance by OMC of its investment management functions.

    (b)  OMC  shall  select  broker-dealers  to  effect  the  Fund's   portfolio
transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (c) OMC shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers (other than affiliated broker-dealers) qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OMC and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OMC will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Directors were reasonable in relation to the benefits to the Fund.

    (d) OMC shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Directors and the provisions of this paragraph "7."

    (e) The Fund recognizes that an affiliated broker-dealer (i) may act as one of the Fund's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

    (f) Subject to the foregoing provisions of this paragraph "7", OMC may also consider sales of Fund shares and shares of other investment companies managed by OMC or its affiliates as a factor in the selection of broker-dealers for the Fund's portfolio transactions.

8. DURATION.

    This Agreement will take effect on the  date first set forth above and  will
continue  in effect until          , 1998, and thereafter, from year to year, so
long as such continuance shall be approved at least annually in the manner contemplated by Section 15 of the Investment Company Act.

9. TERMINATION.

    This Agreement may be terminated (i) by OMC at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the
Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

10. ASSIGNMENT OR AMENDMENT.

    This Agreement may not be amended without the affirmative vote or written consent of the holders of a "majority" of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

11. DISCLAIMER OF SHAREHOLDER LIABILITY.

    OMC understands that the obligations of the Fund under this Agreement are not binding upon any Director or shareholder of the Fund personally, but bind only the Fund and the Fund's property. OMC represents that it has notice of the provisions of the Company's Articles of Incorporation of the Company disclaiming shareholder liability for acts or obligations of the Fund.

12. DEFINITIONS.

    The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

                          CONNECTICUT MUTUAL FINANCIAL
                          SERVICES SERIES FUND I, INC.

                          By:
                       ---------------------------------------------------------
                             President

                          OPPENHEIMER MANAGEMENT CORPORATION

                          By:
                       ---------------------------------------------------------
                             Senior Vice President

                                                                      APPENDIX A

    The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day payable monthly at the following annual rates:

MONEY MARKET PORTFOLIO:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $200,000,000..........................................        0.50%
Next $100,000,000...........................................        0.45%
Amount over $300,000,000....................................        0.40%

GOVERNMENT SECURITIES PORTFOLIO, INCOME PORTFOLIO AND GROWTH PORTFOLIO:

                                   GOVERNMENT
                                   SECURITIES      INCOME        GROWTH
                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
NET ASSET VALUE                   ANNUAL RATE   ANNUAL RATE   ANNUAL RATE
--------------------------------  ------------  ------------  ------------
First $300,000,000..............       0.525%        0.575%        0.625%
Next $100,000,000...............       0.500%        0.500%        0.500%
Amount over $400,000,000........       0.450%        0.450%        0.450%

TOTAL RETURN PORTFOLIO:

NET ASSET VALUE                                               ANNUAL RATE
------------------------------------------------------------  ------------
First $600,000,000..........................................       0.625%
Amount over $600,000,000....................................       0.45 %

INTERNATIONAL EQUITY PORTFOLIO:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $250,000,000..........................................        1.00%
Amount Over $250,000,000....................................        0.90%

CAPITAL APPRECIATION PORTFOLIO AND BALANCED PORTFOLIO:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $250,000,000..........................................        0.85%
Amount over $250,000,000....................................        0.75%

DIVERSIFIED INCOME PORTFOLIO:

NET ASSET VALUE                                                ANNUAL RATE
------------------------------------------------------------  -------------
First $250,000,000..........................................        0.75%
Amount over $250,000,000....................................        0.65%

                                                                       EXHIBIT B

                  CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES
                                  FUND I, INC.
                          LIFESPAN BALANCED PORTFOLIO
                                    FORM OF
                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER


    AGREEMENT made as of the   day of          , 1996 by and between Oppenheimer
Management   Corporation  (the  "Investment  Adviser")   and  Pilgrim  Baxter  &
Associates, Ltd., (the "Subadviser").


    Connecticut Mutual Financial Services Series Fund I, Inc., a Maryland corporation (the "Company"), is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The LifeSpan Balanced Portfolio (the "Portfolio") is a series of the Company. The Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the "Advisers Act").


    Pursuant to authority granted the Investment Adviser by the Company's Board of Directors and pursuant to the provisions of the Investment Advisory Agreement
dated            , 1996 between the Investment Adviser and Company, on behalf of the Portfolio, the Investment Adviser has selected the Subadviser to act as an investment subadviser of the Portfolio and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Investment Adviser agrees with the Subadviser as follows:


    1. The Subadviser will regularly provide the Portfolio with advice concerning the investment management of the Small Capitalization US Equity portfolio of the Portfolio (the "Sub-Portfolio"), designated by the Investment Adviser. Such advice shall be consistent with the investment objectives and policies of the Portfolio as set forth in the Portfolio's Prospectus and Statement of Additional Information, and any investment guidelines or other instructions received in writing from the Investment Adviser. The Subadviser will determine what securities shall be purchased for the Sub-Portfolio, and what securities shall be held or sold by the Portfolio, subject always to the provisions of Section 9 hereof.


    The Investment Adviser shall oversee the management of the Sub-Portfolio by the Subadviser. The Investment Adviser shall manage directly, or by engaging other subadvisers, and the Subadviser shall not be responsible for the management of, any portion of the Account not designated as part of the Sub-Portfolio. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio, except as otherwise provided herein, as required by the Advisers Act as may be necessary for the Subadviser to supply to the Investment Adviser, the Company or the Company's Board of Directors the information required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company upon request.

    In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, Portfolio or the Investment Adviser in any way or otherwise be deemed to be an agent of the Company, Portfolio or the Investment Adviser. The Subadviser will make its officers and employees available to meet with the Company's officers and Board of Directors at least quarterly on due notice to review the investments and investment program of the Portfolio in the light of current and prospective economic and market conditions.

    2. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Portfolio's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities. Specifically, the Subadviser will not be responsible for expenses of the Portfolio including, but not limited to, the following: legal expenses; auditing and accounting expenses; expenses of maintenance of the Portfolio's books and records relating to the Portfolio, including computation of the Portfolio's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Portfolio's shares; expenses of registering and qualifying Portfolio shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Portfolio shareholders; cost of stationery; costs of shareholders and other meetings of the Portfolio; traveling expenses of officers, Directors and employees of the Company or Portfolio, if any; fees of the Company's Directors and salaries of any officers or employees of the Company or Portfolio; and the Portfolio's pro rata portion of premiums on any fidelity bond and other insurance covering the Company, the Portfolio and their officers and Directors.

    The Portfolio shall reimburse the Subadviser for any such expenses or other expenses of the Portfolio, as may be reasonably incurred by such Subadviser on the Portfolio's behalf. The Subadviser shall keep and supply to the Portfolio and the Investment Adviser adequate records of all such expenses.

    3. For all investment management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, payable quarterly, as described in SCHEDULE A hereto. For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Portfolio shall have no responsibility for any fee payable to the Subadviser.

    In the event that the advisory fee payable by the Portfolio to the Investment Adviser shall be reduced as required by the securities laws or regulations of any jurisdiction in which the Portfolio's shares are offered for sale, the amount payable by the Adviser to the Subadviser shall be likewise reduced by a proportionate amount.

    4. In connection with purchases or sales of securities for the Portfolio, neither the Subadviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Sub-Portfolio, other than as provided in this Agreement. The Subadviser, or its agent, shall arrange for the placing of all orders for the purchase and sale of securities for the Sub-Portfolio with brokers or dealers selected by the Subadviser, provided that the Subadviser shall not be responsible for payment of brokerage commissions. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Portfolio the best execution available. Neither the Subadviser nor any affiliate of the Subadviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Portfolio, other than compensation provided for in this Agreement or in the Investment Advisory Agreement of the Portfolio and such brokerage commissions as are permitted by the 1940 Act. If and to the extent authorized to act as broker in the relevant jurisdiction, the Subadviser or any of its affiliates may act as broker for the Portfolio in the purchase and sale of. The Subadviser agrees that all transactions effected through the Subadviser or brokers affiliated with the Subadviser shall be effected in compliance with Section 17(e) of the 1940 Act and written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as amended, copies of which shall be provided to the Subadviser by the Investment Adviser.

    5. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such certain brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the

Subadviser in connection with its services to other clients. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Portfolio, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Portfolio. The Subadviser's services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Subadviser may render investment advice, management and other services to others.

    Provided the investment objectives of the Portfolio are adhered to, and such aggregation is in the best interests of the Portfolio, the Subadviser may aggregate sales and purchase orders of securities held for the Portfolio with similar orders being made simultaneously for other accounts managed by the Subadviser, if in the Subadviser's reasonable judgment, such aggregation is equitable and consistent with the Subadviser's fiduciary obligation to the Portfolio and shall result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily.

    The Subadviser will advise the Portfolio's custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchases, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or the Investment Adviser may reasonably request, the Subadviser will furnish to the Company's officers and to each of its Directors, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Portfolio or the Investment Adviser may reasonably request.

    6. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of duties of the Subadviser to the Portfolio, the Subadviser shall not be subject to liabilities to the Portfolio, the Adviser, the Company, or to any shareholder of the Portfolio for any error of judgement or mistake of law or for any other action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    Notwithstanding the above, the Subadviser will indemnify and hold harmless the Investment Adviser from, against, for and in respect to losses, damages, costs and expenses incurred by the Investment Adviser, including attorneys' fees reasonably incurred, in the event of the Subadviser's willful misfeasance, bad faith or negligence in the performance of its duties or obligations hereunder or by reason if its reckless disregard of such duties or obligations; provided, however, that the Investment Adviser shall not be so indemnified for such losses, damages, costs and expenses, including such attorneys' fees, to the extent they result from the Investment Adviser's willful misfeasance, bad faith or negligence. The Investment Adviser shall indemnify and hold harmless the Subadviser to the same extent and subject to the same limitations as the Subadviser shall indemnify the Investment Adviser pursuant to the previous sentence.

    7.  This Agreement shall remain in force until              , 1998, and from
year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Portfolio, is specifically approved at least annually by the vote of a majority of the Directors who are not interested persons of the Subadviser, the Investment Adviser or the Portfolio, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be terminated at any time without the payment of any penalty, (a) by the Company, by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Portfolio, upon 60 days' written notice to the Adviser and Subadviser, (b) by the Investment Adviser, upon 60 days' written notice to the Portfolio and the Subadviser, or (c) by the Subadviser, upon 90 days' written notice to the Portfolio and Investment Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    8. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio and by the Board of Directors, including a majority of the Directors who are not interested persons of the Investment Adviser, the Subadviser or the Portfolio, cast in person at a meeting called for the purpose of voting on such approval.

    It shall be the responsibility of the Subadviser to furnish to the Board of Directors of the Company such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

    9. The Subadviser will conform its conduct in accordance with and will ensure that the Sub-Portfolio conforms with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the 1940 Act, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as each of the same shall be from time to time in effect as set forth in the Portfolio's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Investment Adviser, and subject, further, to such policies and instructions as the Board of Directors or the Investment Adviser may from time to time establish and deliver to the Subadviser.


    In addition, the Subadviser, taking into account only income and gains realized with respect to the Sub-Portfolio, will cause the Sub-Portfolio to comply with the requirements of: (a) Section 851(b)(2) of the Internal Revenue Code (the "Code") regarding derivation of income from specified investment activities; (b) Section 851(b)(3) of the Code limiting gains from the disposition of securities and certain other investments held less than three months, in each case as if the Sub-Portfolio were a "regulated investment company" as defined in Section 851(a) of the Code; and Section 817(h) of the Code and the regulations pertaining thereto. The Subadviser shall not without the prior express written consent of the Adviser: (a) invest Sub-Portfolio assets having a value exceeding five percent of the Portfolio's total (gross) assets in securities of one issuer; or (b) cause the Sub-Portfolio to acquire more than ten percent of the outstanding voting securities of any one issuer; or
(c) invest Sub-Portfolio assets in investments that are not cash, cash items (including receivables), Government securities, securities of other regulated investment companies, or other securities within the meaning of Section 851(b)(4) of the Code. For purposes of clauses (a) and (b) of the foregoing sentence the term "securities" shall exclude "Government securities" and "securities of other regulated investment companies" as each such term is used in Section 851(b)(4) of the Code.


    10. The Subadviser represents that it has reviewed the Registration Statement of the Company as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is an investment adviser registered under the Advisers Act.

    11. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

    12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


    13. Any notice given to the Subadviser by the Investment Adviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered or mailed, postpaid, to: Pilgrim Baxter & Associates, Ltd., 1255 Drummers Lane, Suite 300, Wayne, PA 19087-1549, Attn: Mr. Brian Bereznak. Any notice given to the Investment Adviser by the Subadviser, pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered to Oppenheimer Management Corporation, Two World Trade Center, New York, NY 10048, Attention:
General Counsel.


    14. It is understood and expressly stipulated that the Subadviser must look solely to the property of the Portfolio for the enforcement of any claims against the Portfolio and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

    15.  This  Agreement  may  be   executed  simultaneously  in  two  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above, and effective as of
           , 1996.

                   OPPENHEIMER MANAGEMENT CORPORATION

                   By:
                  --------------------------------------------------------------

                   Its:
                  --------------------------------------------------------------

                   PILGRIM BAXTER & ASSOCIATES, LTD.

                   By:
                  --------------------------------------------------------------

                   Its:
                  --------------------------------------------------------------

PILGRIM BAXTER & ASSOCIATES, LTD.

                                   SCHEDULE A
                                       TO
                             SUBADVISORY AGREEMENT

    The fee payable by the Investment Adviser to the Subadviser shall be at an annual rate equal to a percentage of the average daily Net Assets Under Management (as defined below) as follows:

    ANNUAL RATE

    .60% of the total net assets under management

    For purposes of this Schedule A, Net Assets Under Management shall consist of the aggregated net assets of each Sub-Portfolio as follows:

    (a) the Aggressive Growth Sub-Account of the CMIA LifeSpan Capital Appreciation Account; (b) the Aggressive Growth Sub-Portfolio of the Series Fund I Capital Appreciation Portfolio; (c) the Aggressive Growth Sub-Account of the CMIA LifeSpan Balanced Account; and (d) the Aggressive Growth Sub-Portfolio of the Series Fund I LifeSpan Balanced Portfolio, in each case to the extent and for so long as the Subadviser also manages such assets.

    For purposes  hereof, the  value of  the net  assets of  the foregoing  Sub-
Portfolios shall be computed in the manner specified in the applicable Prospectuses and Statements of Additional Information for the computation of the value of the net assets in connection with the determination of net asset value of their shares. On any day that the net asset determination is suspended as specified in the Prospectuses, the net asset value for purposes of calculating the Subadvisory fee with respect to each of the aforementioned shall be calculated as of the date last determined.

                  CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES
                                  FUND I, INC.
                          LIFESPAN BALANCED PORTFOLIO
                                    FORM OF
                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER


    AGREEMENT made as of the   day of          , 1996 by and between Oppenheimer
Management Corporation (the "Investment Adviser") and BEA Associates (the "Subadviser").


    Connecticut Mutual Financial Services Series Fund I, Inc., a Maryland corporation (the "Company"), is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The LifeSpan Balanced Portfolio (the "Portfolio") is a series of the Company. The Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the "Advisers Act").


    Pursuant to authority granted the Investment Adviser by the Company's Board of Directors and pursuant to the provisions of the Investment Advisory Agreement
dated            , 1996 between the Investment Adviser and Company, on behalf of the Portfolio, the Investment Adviser has selected the Subadviser to act as an investment subadviser of the Portfolio and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such investment subadviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Investment Adviser agrees with the Subadviser as follows:


    1. The Subadviser will regularly provide the Portfolio with advice concerning the investment management of the High Yield Fixed Income portion of the Portfolio (the "Sub-Portfolio") designated by the Investment Adviser. Such advice shall be consistent with the investment objectives and policies of the Portfolio as set forth in the Portfolio's Prospectus and Statement of Additional Information, and any investment guidelines or other instructions received in writing from the Investment Adviser. The Subadviser will determine what securities shall be purchased for the Sub-Portfolio, and what securities shall be held or sold by the Sub-Portfolio, subject always to the provisions of
Section 9 hereof.


    The Investment Adviser shall oversee the management of the Sub-Portfolio by the Subadviser. The Investment Adviser shall manage directly, or by engaging other subadvisers, and the Subadviser shall not be responsible for the management of, any portion of the Portfolio not designated as part of the Sub-Portfolio. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio, except as otherwise provided herein, as required by the Advisers Act as may be necessary for the Subadviser to supply to the Investment Adviser, the Company or the Company's

Board of Directors the information required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company upon request.

    In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, Portfolio or the Investment Adviser in any way or otherwise be deemed to be an agent of the Company, Portfolio or the Investment Adviser. The Subadviser will make its officers and employees available to meet with the Company's officers and Board of Directors at least quarterly on due notice to review the investments and investment program of the Sub-Portfolio in the light of current and prospective economic and market conditions.

    2. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Portfolio's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities.
Specifically, the Subadviser will not be responsible for expenses of the Portfolio including, but not limited to, the following: legal expenses; auditing and accounting expenses; expenses of maintenance of the Portfolio's books and records relating to the Portfolio, including computation of the Portfolio's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Portfolio's shares; expenses of registering and qualifying Portfolio shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Portfolio shareholders; cost of stationery; costs of shareholders and other meetings of the Portfolio; traveling expenses of officers, Directors and employees of the Company or Portfolio, if any; fees of the Company's Directors and salaries of any officers or employees of the Company or Portfolio; and the Portfolio's pro rata portion of premiums on any fidelity bond and other insurance covering the Company, the Portfolio and their officers and Directors.

    The Portfolio shall reimburse the Subadviser for any such expenses or other expenses of the Portfolio, as may be reasonably incurred by such Subadviser on the Portfolio's behalf. The Subadviser shall keep and supply to the Portfolio and the Investment Adviser adequate records of all such expenses.

    3. For all investment management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, payable quarterly, as described in SCHEDULE A hereto. For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Portfolio shall have no responsibility for any fee payable to the Subadviser.

    In the event that the advisory fee payable by the Portfolio to the Investment Adviser shall be reduced as required by the securities laws or regulations of any jurisdiction in which the Portfolio's shares are offered for sale, the amount payable by the Adviser to the Subadviser shall be likewise reduced by a proportionate amount.

    4. In connection with purchases or sales of securities on behalf of the Portfolio, neither the Subadviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Portfolio, other than as provided in this Agreement. The Subadviser, or its agent, shall arrange for the placing of all orders for the purchase and sale of securities for the Sub-Portfolio with brokers or dealers selected by the Subadviser, provided that the Subadviser shall not be responsible for payment of brokerage commissions. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Portfolio the best execution available. Neither the Subadviser nor any affiliate of the Subadviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Sub-Portfolio, other than compensation provided for in this Agreement or in the Investment Advisory Agreement of the Portfolio and such brokerage commissions as are permitted by the 1940 Act. If and to the extent authorized to act as broker in the relevant jurisdiction, the Subadviser or any of its affiliates may act as broker for the Sub-Portfolio in the purchase and sale of securities. The Subadviser agrees that all transactions effected through the Subadviser or brokers affiliated with the Subadviser shall be effected in compliance with Section 17(e) of the 1940 Act and written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as amended, copies of which shall be provided to the Subadviser by the Investment Adviser.

    5. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Sub-Portfolio with such certain brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Sub-Portfolio, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Portfolio. The Subadviser's services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Subadviser may render investment advice, management and other services to others.

    Provided the investment objectives of the Portfolio are adhered to, and such aggregation is in the best interests of the Portfolio, the Subadviser may aggregate sales and purchase orders of securities held for the Portfolio with similar orders being made simultaneously for other funds managed by the Subadviser, if in the Subadviser's reasonable judgment, such aggregation is equitable and consistent with the Subadviser's fiduciary obligation to the Portfolio and shall result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily.

    The Subadviser will advise the Portfolio's custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchases, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or the Investment Adviser may reasonably request, the Subadviser will furnish to the Company's officers and to each of its Directors, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held in the Sub-Portfolio, all in such detail as the Portfolio or the Investment Adviser may reasonably request.

    Subject to any other written instructions of the Investment Adviser, the Subadviser is hereby appointed the Investment Adviser's agent and attorney-in-fact on behalf of the Sub-Portfolio in its discretion to vote, tender or convert any securities in the Sub-Portfolio; to execute proxies, waivers, consents, account documentation, agreements, contracts and other instruments with respect to such securities and the assets of the Sub-Portfolio; to endorse, transfer or deliver such securities and to participate in or consent to any class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities; and the Subadviser shall not incur any liability to the Investment Adviser or the Sub-Portfolio by reason of any exercise of, or failure to exercise, any such discretion in the absence of willful misfeasance, bad faith, or gross negligence.

    6. The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Company, the Portfolio or its shareholders by reason of: (a) the Subadviser negligently causing the Sub-Portfolio to be in violation of any federal or state law, rule or regulation or any investment policy or restriction set forth in the Portfolio's prospectus or Statement of Additional Information or any written guidelines or instruction provided in writing by the Company's Board of Directors or the Investment Adviser; (b) the Subadviser negligently causing the Sub-Portfolio to fail to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") due to the Subadviser's failure to comply with the requirements set forth in the second paragraph of
Section 9; or (c) the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; provided that, with respect to (a) and (b) above, Subadviser shall be deemed not to have been negligent if it acts in reliance upon written reports provided by Investment Advisor, the Company, the Portfolio, or any of their respective authorized agents.

    The Subadviser will indemnify the Adviser to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys fees incurred by the Investment Adviser to the extent resulting, in whole or in part, from any of the Subadviser's acts or omissions specified in (a), (b) or (c) above or otherwise from the Subadviser's willful misfeasance, bad faith, or gross negligence, provided, however, that nothing herein contained will provide indemnity to the Investment Adviser for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

    7. This Agreement shall remain in force until              , 1998, and  from
year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Portfolio, is specifically approved at least annually by the vote of a majority of the Directors who are not interested persons of the Subadviser, the Investment Adviser or the Portfolio, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Directors or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be terminated at any time without the payment of any penalty, (a) by the Company, by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Portfolio, upon 60 days' written notice to the Adviser and Subadviser, (b) by the Investment Adviser, upon 60 days' written notice to the Portfolio and the Subadviser, or (c) by the Subadviser, upon 90 days' written notice to the Portfolio and Investment Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    8. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio and by the Board of Directors, including a majority of the Directors who are not interested persons of the Investment Adviser, the Subadviser or the Portfolio, cast in person at a meeting called for the purpose of voting on such approval.

    It shall be the responsibility of the Subadviser to furnish to the Board of Directors of the Company such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

    9. The Subadviser will conform its conduct in accordance with and will ensure that the Sub-Portfolio conforms with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the 1940 Act, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as each of the same shall be from time to time in effect as set forth in the Portfolio's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Investment Adviser, and subject, further, to such policies and instructions as the Board of Directors or the Investment Adviser may from time to time establish and deliver to the Subadviser.

    In addition, the Subadviser, taking into account only income and gains realized with respect to the Sub-Portfolio, will cause the Sub-Portfolio to comply with the requirements of: (a) Section 851(b)(2) of the Code regarding derivation of income from specified investment activities; and (b) Section 851(b)(3) of the Code limiting gains from the disposition of securities and certain other investments held less than three months, in each case as if the Sub-Portfolio were a "regulated investment company" as defined in Section 851(a) of the Code; and Section 817(h) of the Code and the regulations pertaining thereto. The Subadviser shall not without the prior express written consent of the Adviser: (a) invest Sub-Portfolio assets having a value exceeding five percent of the Portfolio's total (gross) assets in securities of one issuer; or
(b) cause the Sub-Portfolio to acquire more than ten percent of the outstanding voting securities of any one issuer; or (c) invest Sub-Portfolio assets in investments that are not cash, cash items (including receivables), Government securi-ties, securities of other regulated investment companies, or other securities within the meaning of Section 851(b)(4) of the Code. For purposes of clauses (a) and (b) of the foregoing sentence the term "securities" shall exclude "Government securities" and "securities of other regulated investment companies" as each such term is used in Section 851(b)(4) of the Code.

    10. The Subadviser represents that it has reviewed the Registration Statement of the Company as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is an investment adviser registered under the Advisers Act.

    11. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

    12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. Any notice given to the Subadviser by the Investment Adviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered or mailed, postpaid, to: BEA Associates, One Citicorp Center, New York, NY 10048.


    Any notice given to the Investment Adviser by the Subadviser pursuant to the terms of this Agreement shall be deemed to have been given if provided in writing (including by telecopy or similar hard copy reproduction) and delivered to Oppenheimer Management Corporation, Two World Trade Center, New York, NY 10048, Attention: General Counsel.

    14. It is understood and expressly stipulated that the Subadviser must look solely to the property of the Portfolio for the enforcement of any claims against the Portfolio and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

    15.  This  Agreement  may  be   executed  simultaneously  in  two  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above, and effective as of
           , 1996.

                   OPPENHEIMER MANAGEMENT CORPORATION

                   By:
                  --------------------------------------------------------------

                   Its:
                  --------------------------------------------------------------

                   BEA ASSOCIATES

                   By:
                  --------------------------------------------------------------

                   Its:
                  --------------------------------------------------------------

                                                                  BEA ASSOCIATES

                                   SCHEDULE A
                                       TO
                             SUBADVISORY AGREEMENT

    The fee payable by the Investment Adviser to the Subadviser shall be at an annual rate equal to a percentage of the average daily Net Assets Under Management (as defined below) as follows:

    ANNUAL RATE

    .45% of the first $25 Million of such assets
    .40% of the next $25 Million of such assets
    .35% of the next $50 Million of such assets
    .25% of such assets over $100 Million.

    For purposes of this Schedule A, Net Assets Under Management shall consist of the net aggregated assets of each Sub-Portfolio as follows:

    (a) the High Yield Sub-Account of the CMIA LifeSpan Diversified Income Account; (b) the High Yield Sub-Portfolio of the Series Fund I LifeSpan Diversified Income Portfolio; (c) the High Yield Sub-Account of the CMIA LifeSpan Balanced Account; (d) the High Yield Sub-Portfolio of the Series Fund I LifeSpan Balanced Portfolio; (e) the High Yield Sub-Account of the CMIA LifeSpan Capital Appreciation Account; and (f) the High Yield Sub-Portfolio of the Series Fund I LifeSpan Capital Appreciation Portfolio, in each case to the extent and for so long as the Subadviser also manages such assets.

    For purposes hereof, the value of net assets of the foregoing Accounts and Portfolios shall be computed in the manner specified in the applicable Prospectuses and Statements of Additional Information for the computation of the value of the net assets in connection with the determination of net asset value of their shares. On any day that the net asset determination is suspended as specified in the Prospectuses, the net asset value for purposes of calculating the subadvisory fee with respect to each of the aforementioned shall be calculated as of the date last determined.

                                                                       EXHIBIT C

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

    THIS INVESTMENT SUB-ADVISORY AGREEMENT is by and between Babson-Stewart Ivory International, a partnership organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Oppenheimer Management Corporation, a
Colorado corporation ("OMC"), effective            , 199  .

    WHEREAS,                                       (the  "Fund") is a series  of
                               (the  "Company"), a Maryland corporation which is
an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Company has appointed OMC as the investment adviser for the Fund, pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

    WHEREAS, the Advisory Agreement provides that OMC may, at its option, subject to approval by the Board of Directors of the Company, and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of OMC under the Advisory Agreement;

    WHEREAS, OMC and the Sub-Adviser are investment advisers registered as such with the Commission, and OMC desires to appoint the Sub-Adviser as a sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

    NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, OMC and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  GENERAL PROVISION.

    OMC hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the international portion of the portfolio of the Fund designated by OMC (the "Sub-Account") and to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Company's Board of Directors, directly or through OMC, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

    (a) the provisions of the 1940 Act and any rules or regulations thereunder;

    (b) the provisions of Subchapter M of the Internal Revenue Code, as it may be amended from time to time;

    (c) any other applicable provisions of state or federal law;

    (d) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time;

    (e) policies and determinations of the Board of Directors of the Company and OMC;

    (f) the fundamental policies and investment restrictions of the Fund as reflected in the Company's registration statement under the 1940 Act or as such fundamental policies and investment restrictions may, from time to time, be amended by the Fund's shareholders;

    (g) the Prospectus and Statement of Additional Information of the Fund in effect from time to time; and

    (h) any investment guidelines or other instructions received in writing from OMC.

    The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company and OMC with respect to any matters dealing with the business and affairs of the Fund including without limitation the valuation of portfolio securities of the Sub-Account that are either not registered for public sale or not traded on any securities market.

    In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company, the Fund or OMC in any way or otherwise be deemed to be an agent of the Company, the Fund or OMC.

2.  DUTIES OF THE SUB-ADVISER.

    (a) The Sub-Adviser shall, subject to the direction and control by the Company's Board of Directors or OMC, to the extent OMC's direction is not inconsistent with that of the Board of Directors, (i) regularly provide investment advice and recommendations to the Fund, directly or through OMC, with respect to the Sub-Account's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund with respect to the Sub-Account and the portfolio composition of the Sub-Account and determine what securities shall be purchased or sold for the Sub-Account of the Fund; (iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for the Sub-Account of the Fund and the sale of securities and other portfolio investments held in the Sub-Account of the Fund; and (iv) provide reports on the foregoing to the Board of Directors at each Board meeting.

    (b) Provided that neither OMC nor the Fund or the Company shall be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict OMC or the Sub-Adviser or any of their respective directors, officers, stockholders, partners or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Agreement.

    (e) The Sub-Adviser shall cooperate with OMC by providing OMC with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. Any records required to be maintained shall be the property of the Company and shall be surrendered promptly to the Company on request. The Sub-Adviser shall, at its own expense, provide such officers for the Company as its Board may request.

3.  DUTIES OF OMC.

    OMC shall provide (or cause to be provided to) the Sub-Adviser the following information about the Sub-Account:

    (a) cash flow estimates on request;

    (b) notice of the Sub-Account's "investable funds" by 11:00 a.m. each business day;

    (c) as they are modified, from time to time, current versions of the documents and policies referred to in subparagraphs (d), (e), (f), (g) and (h) of paragraph 1 above.

4.  COMPENSATION OF THE SUB-ADVISER.

    The Sub-Adviser will bear its own costs of providing services hereunder. The Sub-Adviser shall not be responsible for the Fund's expenses. OMC agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the net asset value of the Sub-Account of the Fund as of the close of each business day and payable monthly by the tenth business day of the following month, at the following annual rates:

        - .75% of the first $10 million of average net assets in the Sub-Account;

        - .625% of the next $15 million of average net assets in the Sub-Account;

        - .50% of the next $25 million of average net assets in the Sub-Account; and

        - .375% of the average net assets in excess of $50 million in the Sub-Account.

    For any period less than a full month during which this Agreement is in effect, the fee shall be pro-rated according to the proportion which such period bears to a full month (a month being the calendar month of which such period is part). The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) In connection with purchases or sales of portfolio securities on behalf of the Fund, neither the Sub-Adviser nor any of its partners, directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of securities by the Fund, other than as provided herein. The Sub-Adviser is authorized, in arranging the purchase and sale of the Sub-Account's portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter
        "broker-dealers"), including broker-dealers that are "affiliated" broker-dealers (as that term is defined in the 1940 Act), as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. All transactions effected through any affiliated brokers shall be effected in compliance with Section 17(e) of the 1940 Act and any written procedures established from time to time by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act, as it may be amended from time to time, copies of which procedures shall be provided to the Sub-Adviser by OMC.

    (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

    (c) The Sub-Adviser shall select broker-dealers to effect the Sub-Account's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Sub-Account's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (d) The Sub-Adviser shall not be responsible for payment of brokerage commissions.

    (e) Provided that such aggregation is in the best interests of the Fund, the Sub-Adviser may aggregate orders for the purchase and sale of securities for the Sub-Account with similar orders being made simultaneously for other funds managed by the Sub-Adviser, if, in the Sub-Adviser's reasonable judgment, such aggregation is equitable and consistent with the Sub-Adviser's fiduciary obligation to the Fund and shall result in an overall economic benefit to the Fund, taking into consideration the advantageous sale or purchase price, brokerage commissions or other expenses.

    (f) The Sub-Adviser will advise OMC and the Fund's Custodian promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commissions and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Board of Directors of the Company or OMC may reasonably request, the Sub-Adviser will furnish to the Company's officers and to its Directors, at the Sub-Adviser's expense, reports on portfolio transactions and reports on issuers of securities held in the Sub-Account, all in such detail as the Fund or OMC shall reasonably request.

6.  DURATION.

    This Agreement will take effect on               , 199 , and unless  earlier
    terminated pursuant to paragraph 7 shall remain in effect until December 31, 199 . Thereafter it shall continue in effect from year to year, so long as such continuance and the continuance of OMC as Adviser to the Fund shall be approved at least annually by the Company's Board of Directors, including the vote of the majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the 1940
    Act) of the outstanding voting securities of the Fund and by such a vote of the Company's Board of Directors.

7.  TERMINATION.

    This Agreement shall terminate automatically upon its assignment or in the event of the Company's termination of the Advisory Agreement; it may also be terminated: (i) by-the Sub-Adviser at any time without penalty upon ninety days' written notice to OMC and the Company; or (ii) by the Company at any time without penalty upon sixty days' written notice to OMC and the Sub-Adviser provided that such termination by the Company shall be directed or approved by a vote of a majority of all of the Directors of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the 1940 Act); or
    (iii) by OMC, upon 60 days' written notice to the Fund and the Sub-Adviser.

8.  NOTICE.

    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Company, at the addresses below or such other address as such other party may designate for the receipt of such notice.

    If to OMC:


        Oppenheimer Management Corporation
        Two World Trade Center, 34th Floor
        New York, NY 10048-0203
        Attention: General Counsel


    If to the Sub-Adviser:

        Babson-Stewart Ivory International
        One Memorial Drive
        Cambridge, Massachusetts 02142-1300
        Attention:
        ---------------------------

    If to either party, copy to:
        ----------------------------- Fund
        --------------------------------------------
        --------------------------------------------
        Attention:
        ---------------------------, Chairman

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until its approval by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of OMC, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

10. The Sub-Adviser represents that it has reviewed the Registration Statement of the Company, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12. It is expressly understood and stipulated that the Sub-Adviser must look solely to the property of the Fund for the enforcement of any claims against the Fund and shall not look to or have recourse to the assets of the Company generally or any other series of the Company.

13. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, OMC and the Sub-Adviser have caused this Agreement to be executed on the day and year first above written.

              OPPENHEIMER MANAGEMENT CORPORATION

              By:
              ---------------------------------------------------------
                              (Name) (Title)

              BABSON-STEWART IVORY INTERNATIONAL, a
              Partnership

              By:
              -----------------------------------------------------------
                              (Name) (Title)

                      VOTE THIS VOTING INSTRUCTION CARD TODAY!
                           YOUR PROMPT RESPONSE WILL SAVE
                         THE EXPENSE OF ADDITIONAL MAILINGS



    [PORTFOLIO NAME]                             THIS PROXY IS
                                                 SOLICITED ON
                                            BEHALF OF THE BOARD OF
                                            DIRECTORS



    PROXY                                                       PROXY


         CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                             140 GARDEN STREET
                        HARTFORD, CONNECTICUT  06154
                    SPECIAL MEETING OF SHAREHOLDERS --

                             JANUARY 22, 1996


          The undersigned hereby appoints David E. Sams, Jr., Donald H. Pond, Jr., Ann F. Lomeli and Michael A. Chong, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of the above-referenced portfolio (the "Portfolio") which the undersigned is entitled to vote at a Special Meeting of Shareholders of Connecticut Mutual Financial Services Series Fund I, Inc. (the "Company") to be held at the offices of Connecticut Mutual Life Insurance Company located at
    878 Main Street (10 State House Square), Hartford, Connecticut, on Monday, January 22, 1996 at 2:00 p.m. Eastern Time and any adjournments thereof.


         By signing and dating this proxy form, you authorize the above proxies to vote your shares of the Portfolio only with respect to the following proposals set forth on the reverse side of this card (which are numbered to correspond to the numbering of proposals contained in the Proxy Statement):

             PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                   Date: ______________________________

                   PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                   ___________________________________

                   ___________________________________

                   Signature(s) of Shareholder(s)

                 VOTE THIS VOTING INSTRUCTION CARD TODAY!
                      YOUR PROMPT RESPONSE WILL SAVE
                    THE EXPENSE OF ADDITIONAL MAILINGS




    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c) AND 4 AND FOR THE NOMINEES IN PROPOSAL 3.



    Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.




    1. FOR EACH PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment advisory agreements between the Company, on behalf of each Portfolio, and Oppenheimer Management
         Corporation ("Oppenheimer"), the proposed investment adviser to the Portfolios.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /



    2(a). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO AND LIFESPAN BALANCED PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio.



    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


    2(b). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO, LIFESPAN BALANCED PORTFOLIO AND LIFESPAN DIVERSIFIED INCOME PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and BEA Associates with respect to each of the LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio.



    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

    2(c). FOR LIFESPAN CAPITAL APPRECIATION PORTFOLIO, LIFESPAN BALANCED PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Babson-Stewart Ivory International Limited with respect to each of the LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and International Equity Portfolio.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


    3. FOR ALL PORTFOLIOS VOTING TOGETHER. To elect eight (8) Directors to the Company's Board of Directors to serve until their successors have been duly elected and qualified. The nominees are Robert G. Avis, William A. Baker, Charles Conrad, Jr., Raymond J. Kalinowski, C. Howard Kast, Robert M. Kirchner, Ned M. Steel and James C. Swain.



    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.)



    FOR all nominees       VOTE WITHHELD for      FOR all nominees
    named at left.         all the nominees       named at left,
                           named at left.         except as indicated.

         /   /                   /   /                    /   /



    4. FOR ALL PORTFOLIOS VOTING TOGETHER. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.


    FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




                                        -3-